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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
AMERICAN MEDICAL SECURITY GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY COPY

April 7, 2003

To All Shareholders:

        You are cordially invited to attend the Company's 2003 Annual Meeting of Shareholders on Wednesday, May 21, 2003, in Green Bay, Wisconsin.

        The Annual Meeting will begin promptly at 11:00 a.m. local time at the Radisson Inn located at 2040 Airport Drive in Green Bay, Wisconsin.

        The official Notice of Annual Meeting, Proxy Statement and appointment of proxy form are included with this letter. The matters listed in the Notice of Annual Meeting are described in detail in the Proxy Statement.

        The vote of every shareholder is important to us. Please note that returning your completed proxy will not prevent you from voting in person at the Annual Meeting if you wish to do so. Your cooperation in promptly signing, dating and returning your proxy will be greatly appreciated.

Sincerely,

Samuel V. Miller Chairman of the Board, President and Chief Executive Officer

3100 AMS Boulevard	Green Bay, Wisconsin 54313	920-661-1111

PRELIMINARY COPY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Common Stock of
American Medical Security Group, Inc.:

        The Annual Meeting of the Shareholders (the "Meeting") of American Medical Security Group, Inc. (the "Company") will be held at the Radisson Inn located at 2040 Airport Drive, Green Bay, Wisconsin, on Wednesday, May 21, 2003, at 11:00 a.m. local time, for the following purposes:

  1.
  To elect three directors of the Company for terms expiring at the 2006 Annual Meeting of Shareholders;

  2.
  To approve an amendment to the Company's Restated Articles of Incorporation to reduce from 75% to 66 2/3% the requisite shareholder vote to approve future amendments to certain provisions of the Company's Restated Articles of Incorporation;

  3.
  To approve an amendment to the Company's Restated Articles of Incorporation to reduce the size of the Board of Directors from a range of 9 to 15 directors to a range of 8 to 12 directors;

  4.
  To approve an amendment to the Company's Restated Articles of Incorporation to eliminate the designation of Series A Adjustable Rate Nonconvertible Preferred Stock;

  5.
  To amend, and, as required by Section 162(m) of the Internal Revenue Code, to re-approve the Company's Executive Annual Incentive Plan; and

  6.
  To transact any other business as may properly come before the Meeting or any adjournment or postponement thereof.

        Only shareholders of record at the close of business on March 24, 2003, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.

        A copy of the Proxy Statement furnished in connection with the solicitation of proxies by the Company's Board of Directors for use at the Meeting accompanies this Notice.

        Shareholders who cannot attend in person are requested to complete and return the enclosed proxy in the envelope provided. You may revoke your proxy at any time prior to the voting thereof by advising the Secretary of the Company in writing (by subsequent proxy or otherwise) of such revocation.

Your vote is important.
Whether or not you plan to attend the meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided.
Failure to vote will have the effect of votes cast against Proposals 2 and 3.

By Order of the Board of Directors,

Timothy J. Moore Secretary
Green Bay, Wisconsin April 7, 2003

PRELIMINARY COPY

3100 AMS Boulevard
Green Bay, Wisconsin 54313

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 21, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Medical Security Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the Radisson Inn located at 2040 Airport Drive, Green Bay, Wisconsin, on Wednesday, May 21, 2003, at 11:00 a.m. local time, and at any adjournment or postponement thereof.

        The Annual Report to Shareholders for the year ended December 31, 2002, the Notice of the Meeting, this Proxy Statement and the accompanying appointment of proxy form were first mailed to shareholders on or about April 7, 2003.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Who may vote at the Meeting?

        You may vote your shares of Common Stock if our records show that you owned your shares on March 24, 2003. At the close of business on that date, there were [12,880,698] shares of Common Stock outstanding and eligible to vote. You are entitled to one vote for each share of Common Stock that you held on the record date.

How do I vote my shares?

        You may vote by mail.    Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the Meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed. If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters.

        You may be eligible to vote via the Internet or telephone.    If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders the opportunity to vote via the Internet or telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not refer to Internet or telephone information, please complete and return the paper voting form in the postage paid envelope provided.

        You may also vote in person at the Annual Meeting.    You may vote shares held directly in your name in person at the Meeting. If you choose to attend the Meeting, please bring the enclosed proxy card for entrance to the Meeting. If you want to vote shares that you hold through a brokerage firm, bank or other nominee at the Meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares. Even if you plan to attend the Meeting, we encourage you to vote in advance by proxy so your vote will be counted if you later decide not to attend the Meeting.

What am I voting on?

        There are five proposals that will be presented for your consideration at the Meeting:

  1.
  To elect three directors of the Company for terms expiring at the 2006 Annual Meeting of Shareholders;

  2.
  To approve an amendment to the Company's Restated Articles of Incorporation to reduce from 75% to 66 2/3% the requisite shareholder vote to approve future amendments to certain provisions of the Company's Restated Articles of Incorporation;

  3.
  To approve an amendment to the Company's Restated Articles of Incorporation to reduce the size of the Board of Directors from a range of 9 to 15 directors to a range of 8 to 12 directors;

  4.
  To approve an amendment to the Company's Restated Articles of Incorporation to eliminate the designation of Series A Adjustable Rate Nonconvertible Preferred Stock; and

  5.
  To amend, and, as required by Section 162(m) of the Internal Revenue Code, to re-approve the Company's Executive Annual Incentive Plan.

How are votes counted?

        A majority of the votes entitled to be cast by the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting. Any abstentions, shares for which authority is withheld to vote for director nominees, and broker non-votes (e.g., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of establishing a quorum.

        You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. You may vote "FOR" or "AGAINST," or you may "ABSTAIN" from voting on the other proposals. You should specify your choice for each matter on the enclosed proxy. If you do not specify a choice, your shares will be voted in accordance with the Board of Directors' recommendation as specified in the form of proxy. See "Vote Required" following each proposal for further information.

        LaSalle Bank will serve as the Inspectors of Election and will count the votes and ballots at the Meeting.

How can I revoke a proxy?

        You can revoke a proxy at any time before it is voted by:

  •
  Giving written notice to our Secretary, Timothy J. Moore, at our principal executive offices at 3100 AMS Boulevard, Green Bay, Wisconsin 54313 by 11:00 a.m. local time on May 21, 2003,

  •
  Delivering a proxy to the Secretary with a later date than the proxy you intend to revoke, or

  •
  Voting in person at the Meeting.

        Attendance at the Meeting, in and of itself, will not revoke your proxy.

Who is paying for the cost of this proxy solicitation?

        We will pay the cost of this solicitation, which includes the expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby. We have hired Morrow & Co., Inc. to solicit proxies on our behalf. We will pay Morrow & Co., Inc. $15,000 and its out-of-pocket expenses to assist in the distribution of proxy material and solicitation of votes by mail, telephone, facsimile or personal meetings. Our directors, officers and other employees may solicit proxies by personal interview, telephone and facsimile, in addition to the use of the mails, but will receive no additional compensation for such activities. We have also made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of the Common Stock held of record by them to the beneficial owners of such shares. We will reimburse them for reasonable out-of-pocket expenses.

What if other matters come up at the Meeting?

        The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the accompanying appointment of proxy form to vote the shares represented thereby in accordance with their best judgment.

Who do I contact if I have questions?

        If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy form, you should contact:

MORROW & CO., INC.
445 Park Avenue
New York, NY 10022-2606
(800) 607-0088

PROPOSAL 1
ELECTION OF DIRECTORS

        Three directors are to be elected at the Meeting to serve three year terms expiring at the 2006 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The names of the persons nominated by the Board of Directors and the continuing Board members are set forth below, along with additional information regarding such persons. Each nominee is presently serving as a director of the Company. Information below is provided as of February 28, 2003.

        The Board's retirement guidelines limit the nomination of persons to serve as directors to persons who will not have reached their 71st birthday by the beginning of the term of office. James C. Hickman and William R. Johnson, two current directors whose terms of service expire in 2003, will have passed their 71st birthdays prior to the Meeting and will retire from the Board of Directors at the expiration of their present terms. Their retirement will leave only two directors in the class serving until 2003, while other classes have at least three or four directors. The Bylaws of the Company require that the classes of directors be as nearly equal in number as possible. As a result, the Board of Directors nominated director W.Francis Brennan, whose current term expires in 2005, to stand for election at the Meeting and to serve until 2006. Upon the election of the nominated directors at the Meeting, the class of directors serving until 2006 will be reduced from four to three directors, the class of directors serving until 2005 will be reduced from four to three directors, and the class of directors serving until 2004 will remain unchanged with four directors. Thus, the total number of directors serving after the election will be reduced from 12 to 10.

        The Board of Directors unanimously recommends a vote "FOR" each of the nominees for directors listed below.

        Vote Required:    The election shall be determined by a plurality of the votes cast. Unless otherwise specified, the shares of Common Stock represented by the proxies solicited hereby will be voted in favor of the election of the nominees described below. The three nominees have indicated that they are able and willing to serve as directors. However, if any of the nominees should be unable to serve, an eventuality which management does not contemplate, it is intended that the proxies will vote for the election of such other person or persons as the Board of Directors of the Company may recommend.

NOMINEES FOR ELECTION AT THIS MEETING WITH TERMS EXPIRING IN 2006

	Director Since	Principal Occupation during Past Five Years
W. Francis Brennan Age: 66	1998	Mr. Brennan is a retired Executive Vice President of UNUM Corporation, a life and health insurance company, where he served on the boards of UNUM's insurance affiliates in the United States, Canada, the United Kingdom and Japan. He joined UNUM in 1984 and retired in 1995. Prior to joining UNUM, Mr. Brennan was a Vice President with Connecticut General Life Insurance Company.
H.T. Richard Schreyer Age: 62	2000
		Mr. Schreyer was managing partner and an audit partner in Ernst & Young LLP's Milwaukee office from 1985 until his retirement from the accounting firm in 1998. He served in various other management positions during his 35-year career with Ernst & Young LLP.
Frank L. Skillern Age: 66	1998
		Mr. Skillern was Chief Executive Officer of American Express Centurion Bank, a consumer bank located in Salt Lake City, Utah, from 1996 until his retirement in 1999. He is a director of American Express Centurion Bank and served as Chairman of the Board of Directors of American Express Centurion Bank from his retirement to December 2000. From 1994 to 1996 he was President, Consumer Card Group, USA, American Express Travel Related Services Company ("TRS"), having served as an Executive Vice President of TRS for the prior two years.

CONTINUING DIRECTORS
DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2005

	Director Since	Principal Occupation during Past Five Years
Roger H. Ballou Age: 51	1998	Mr. Ballou is President and Chief Executive Officer of CDI Corporation ("CDI"), a staffing and project management company. He is a former Chairman and Chief Executive Officer of Global Vacation Group where he served from March 1998 to September 2000. Immediately prior to that time, Mr. Ballou served as a senior advisor to Thayer Capital Partners, a venture capital firm. From 1995 to 1997, Mr. Ballou served as Vice Chairman and Chief Marketing Officer and then as President and Chief Operating Officer of Alamo Rent-a-Car. From 1989 to 1995, Mr. Ballou was President of the Travel Services Group of American Express Company. Mr. Ballou is a director of CDI and Alliance Data Systems Corp., a transaction, credit and database marketing services firm.

Edward L. Meyer, Jr. Age: 65	2000
		Mr. Meyer is Chairman of the Board of Anamax Corporation, a food by-products recycling company, and its affiliated companies. He was named Chairman of the Board in 1997, after serving as President and Secretary earlier in his 40-year career with Anamax Corporation. Mr. Meyer is a director of Marshall & Ilsley Corporation, a bank holding company.
J. Gus Swoboda Age: 67	1998
		Mr. Swoboda is a retired Senior Vice President of Wisconsin Public Service Corporation, an electric and gas utility, where he also held various other senior management positions. He joined Wisconsin Public Service in 1959 and retired in 1997. Mr. Swoboda was the Chairman of the Board of First Northern Capital Corp. from 1995 until its acquisition by Bank Mutual Corporation in November 2000. He is a director of Bank Mutual Corporation.

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2004

	Director Since	Principal Occupation during Past Five Years
Samuel V. Miller Age: 57	1998	Mr. Miller has been Chairman of the Board, President and Chief Executive Officer of the Company since September 1998. He was an Executive Vice President of the Company from 1995 to 1998. From 1994 to 1995, Mr. Miller was a member of the executive staff planning group with the Travelers Group, serving as Chairman and Group Chief Executive of National Benefit Insurance Company and Primerica Financial Services Ltd. of Canada. Prior to 1994, Mr. Miller spent 10 years as President and Chief Executive Officer of American Express Life Assurance Company.
Mark A. Brodhagen, DDS Age: 53	2000
		Dr. Brodhagen, a practicing dentist, is the owner and President of Mark A. Brodhagen DDS, SC (d/b/a Brodhagen Dental Care) in Green Bay, Wisconsin, which he founded in 1974. He is a member of the Wisconsin and American Dental Associations. He has also served as a dental consultant to a number of managed health care companies.
Eugene A. Menden Age: 72	1991
		Mr. Menden is a retired Vice President and director of Marquette Medical Systems, Inc. (formerly known as Marquette Electronics, Inc.), a manufacturer of medical electronic products, where he also held various other senior management positions in his over 20-year career with the company. He retired in 1992.
Michael T. Riordan Age: 52	1998
		Mr. Riordan was the Chairman, President and Chief Executive Officer of Paragon Trade Brands, Inc., a disposable diaper manufacturer, from May 2000 to February 2002. He was President and Chief Operating Officer of Fort James Corporation, a consumer products company, from 1997 to 1998 and held various positions including Chairman, President and Chief Executive Officer of Fort Howard Corporation from 1992 to 1997. He is also a director of The Dial Corporation, a consumer products company; Potlatch Corporation, a forest products company; and Wallace Computer Services, Inc., a printer and manufacturer of computer forms

CORPORATE GOVERNANCE

        The Company has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. During the past year, the Company has been reviewing its corporate governance policies and practices and comparing them to those suggest by various authorities in corporate governance and the practices of other public companies. The Company has also been reviewing the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the proposed new listing standards of the New York Stock Exchange.

        Based on this review, the Company has taken steps to implement voluntarily many of the proposed new rules and listing standards. These include:

  •
  Adoption of Corporate Governance Principles, including specifications for director qualification and responsibility;

  •
  Formation of a Corporate Governance and Nominating Committee, which assumed the nominating responsibilities of the Compensation Committee;

  •
  Adoption of a new charter for the Audit Committee;

  •
  Development and adoption of charters for the Corporate Governance and Nominating Committee, the Compensation Committee and the Finance Committee; and

  •
  The commencement of executive sessions of the Board of Directors for non-management directors, separate from management, which the Board intends to routinely hold several times a year.

        The Audit Committee Charter and the Corporate Governance Principles are also attached to this Proxy Statement as Appendices A and B.

        In addition, the Company already had in place many of the recommended corporate governance practices. These include:

  •
  All of the members of the Board of Directors are independent, except for the Chief Executive Officer.

  •
  The Audit Committee members possess the New York Stock Exchange's required level of financial literacy and at least one member of the Committee meets the Securities and Exchange Commission's new standards as an "audit committee financial expert."

  •
  The external and internal auditors routinely meet with the Audit Committee without the presence of management.

  •
  All the members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee meet the current and proposed independence requirements of the New York Stock Exchange.

  •
  The Company's directors, officers and employees have operated, for many years, under a code of ethical conduct and related policies and procedures that include provisions for conflicts of interest, accurate and complete reporting of financial records, confidentiality, fair competition, compliance with laws, reporting of violations and other matters.

        The Company's Corporate Governance Principles and the charters of the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Finance Committee are located in the "Corporate Governance" segment of the "Investor" section of the Company's website, http://www.eAMS.com.

Meetings of the Board of Directors and Committees of the Board of Directors

        In fiscal 2002, the Board of Directors held five meetings. During 2002, each director attended at least 75% of the meetings of the Board and committees of the Board of which the director was a member. The major standing committees of the Board of Directors are the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, Executive Committee and Finance Committee.

        The Audit Committee performs the functions set forth in the Audit Committee Report contained in this Proxy Statement and the Audit Committee Charter. The Audit Committee Charter is attached hereto as Appendix A. The Audit Committee is composed entirely of "independent" directors as that term is defined by the New York Stock Exchange. The members of the Audit Committee are Messrs. Schreyer (current Chairman), Brennan, Hickman, Menden (Chairman when the Audit Committee Report was approved), and Swoboda. The Audit Committee held five meetings during 2002.

        The Compensation Committee evaluates the performance of the Company's executive officers; determines the compensation of the executive officers; makes recommendations to the Board of Directors regarding the types, methods and levels of director compensation; directs the administration of the Company's equity-based compensation plans and other compensation plans for executive officers and directors; and discharges certain other responsibilities of the Board of Directors when so instructed by the Board. The Compensation Committee is composed entirely of independent directors. The members of the Compensation Committee are Messrs. Ballou (Chairman), Brennan, Riordan and Skillern. The Compensation Committee held five meetings during 2002.

        The Corporate Governance and Nominating Committee, which was created in 2002, is responsible for determining qualifications for Board membership; recommending to the Board of Directors qualified director nominees and committee membership; reviewing the Company's corporate governance principles; monitoring the orientation and continuing education needs of directors; directing the evaluation of the Board of Directors; monitoring compliance with the Company's code of ethical conduct; considering succession planning; and discharging certain other responsibilities of the Board of Directors when so instructed by the Board. The Corporate Governance and Nominating Committee will consider a nominee for election to the Board of Directors recommended by a shareholder if the shareholder submits the nomination in compliance with the requirements of the Company's Bylaws relating to nominations by shareholders (see "Nominations for Directors by Shareholders" below). The Corporate Governance and Nominating Committee is composed entirely of independent directors. It has developed overall guidelines for Board governance, which have been reviewed and approved by the Board of Directors. The Corporate Governance Principles are attached hereto as Appendix B. The members of the Corporate Governance and Nominating Committee are Messrs. Skillern (Chairman), Ballou, Brennan, Hickman and Riordan. The Corporate Governance and Nominating Committee held one meeting during 2002.

        The Finance Committee approves investment policies and plans; monitors the performance of the Company's investment portfolio; consults with management regarding the Company's capital structure and material transactions involving real estate, accounts receivable and other assets; monitors the amounts and types of insurance carried by the Company; monitors the Company's relationship with its lenders; and discharges certain other responsibilities of the Board of Directors when so instructed by the Board. The members of the Finance Committee are Messrs. Menden (current Chairman), Brodhagen, Johnson (former Chairman), Meyer, and Miller. The Finance Committee held three meetings during 2002.

        The Executive Committee discharges certain responsibilities of the Board of Directors when so instructed by the Board. When the Board of Directors is not in session, the Executive Committee may exercise all of the powers and authority of the full Board in the management of the business and affairs of the Company to the extent allowed by the Wisconsin Business Corporation Law. The members of the Executive Committee are Messrs. Miller (Chairman), Ballou, Hickman, Riordan and Skillern. The members of the Executive Committee met in executive session five times during 2002.

Compensation of Directors

        Directors who are officers or employees of the Company or its affiliates do not receive any additional compensation for service as members of the Board of Directors or committees of the Board. During 2002, directors who were not officers or employees of the Company or its affiliates received a $20,000 annual fee, $1,200 per meeting for attendance at Board meetings and $1,000 per meeting for attendance at committee meetings. In addition, each committee chairperson received a $3,600 annual fee. Other committee members received a $1,800 annual fee. Annual fees are prorated for time served as a director or on a committee. The Company also reimburses directors for their travel expenses in connection with their attendance at Board and committee meetings. The payment of a director's annual fees and meeting fees may be deferred by any director at such director's election pursuant to the Company's Directors Deferred Compensation Plan until the later of the date of termination of such director's service as a non-employee director or the date specified by such director in his deferred election form. Effective January 1, 2003, the annual fee for directors increased to $25,000; the annual fee for the Audit Committee chairperson increased to $7,500; the annual fee for all other committee chairpersons increased to $5,000; and the annual fee for all other committee members increased to $2,500. The fee for attendance of each of the meetings of the Board of Directors or committees thereof remains the same as fiscal 2002.

        Pursuant to the terms of the Company's 1995 Director Stock Option Plan, new directors that are not employees of the Company or its affiliates receive initial stock option grants upon their election to the Board to purchase 5,000 shares of Common Stock. Thereafter, directors of the Company that are not employees of the Company or its affiliates participate in the Company's Equity Incentive Plan. No stock options were granted under the Equity Incentive Plan in 2002 to non-employee directors. On January 20, 2003, stock options to purchase 6,700 shares of Common Stock were granted to each non-employee director at an exercise price of $14.41 per share, the fair market value of the Common Stock on the date of grant. The options granted to non-employee directors become exercisable for one-third of the shares of Common Stock subject to the option on each of the first three anniversaries of the date of grant. Exercisability of unvested options is accelerated in the event of a director's death, disability or retirement, or upon a "change in control" as defined in the Equity Incentive Plan or a "triggering event" as defined in the 1995 Director Stock Option Plan.

Nominations for Directors by Shareholders

        Article II, Section 2.01(B) of the Company's Bylaws provides that if a shareholder desires to make a nomination for the election of directors at an annual meeting, he or she must give timely written notice of the nomination to the Secretary of the Company. Notice is timely if received by the Secretary at the Company's principal office in the year of the applicable annual meeting not less than 60 days nor more than 90 days prior to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of shareholders. The annual meeting of shareholders is generally held in mid to late May. The notice must set forth the shareholder's name and address as they appear on the Company's books; the class and number of shares of Common Stock beneficially owned by such shareholder; a representation that such shareholder is a holder of record of shares entitled to vote at the meeting and intends to appear at the meeting, in person or by proxy, to make the nomination; the name and residential address of the nominee; a description of all arrangements or understandings between the shareholder and the nominee (and any other person or persons) pursuant to which the nomination is to be made; the written consent of the nominee to serve, if elected; and certain other information. The notice must be signed by the shareholder of record who intends to make the nomination (or his or her duly authorized proxy or other representative) and must bear the date of signature of such shareholder or representative. Article II, Section 2.02(B) of the Bylaws provides that notices with respect to any nomination for a Board election to be held at any special meeting must contain all the information set forth above and must be received by the Secretary of the Company not earlier than 90 days and not later than the later of 60 days prior to the special meeting or ten days after notice of such meeting is first given to shareholders. The Bylaws require similar notice with respect to shareholder proposals for other action to be taken at a meeting of shareholders (see "SHAREHOLDER PROPOSALS" below). Shareholders wishing to submit a nomination should review the Bylaw requirement regarding nominations by shareholders and should communicate with the Secretary of the Company at American Medical Security Group, Inc., 3100 AMS Boulevard, Green Bay, Wisconsin 54313, for further information. Compliance with the Bylaw advance notice requirements does not confer any right to have a shareholder nomination or proposal included in the Company's Proxy Statement or form of proxy unless the Board of Directors determines to adopt or recommend the nomination or proposal for such inclusion.

PROPOSAL 2
AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION TO REDUCE SHAREHOLDER VOTING REQUIREMENTS FOR CERTAIN ACTIONS

        The Board of Directors has approved a proposal to amend the Restated Articles of Incorporation to reduce the shareholder voting requirement for certain matters under the Restated Articles of Incorporation, and is now presenting this proposal for consideration and adoption by the shareholders at the Meeting. The Restated Articles of Incorporation currently require that with respect to any action to amend, alter, change or repeal, or adopt any provision inconsistent with the provisions of Article V, a vote of the holders of at least 75% of the voting power of the outstanding shares entitled to vote is required. The proposed amendment would reduce the voting requirement to 66 2/3% of the voting power of the outstanding shares entitled to vote. Article V deals generally with the composition, size, terms of office and other aspects of the Board of Directors. The proposed amendment will not change the applicable voting requirements under the Wisconsin Business Corporation Law or the Company's Bylaws for amendments to other portions of the Restated Articles of Incorporation or for other matters submitted to shareholders.

        The Board of Directors believes that the reduction in the voting requirement is in the best interest of the Company and its shareholders, while still protective of minority rights. Prior to January 1, 2002, one shareholder, Blue Cross & Blue Shield United of Wisconsin ("BCBSUW"), held approximately 45% of the outstanding shares of Common Stock of the Company. Today, BCBSUW no longer holds any shares of Common Stock, and the largest shareholder holds less than 10% of the Common Stock. Due to this significant change in shareholdings, the Board of Directors believes that the reduction in the voting requirement will allow the Company to carry out certain corporate actions more easily and efficiently while not impairing the rights of minority shareholders. Additionally, the proposed amendment is expected to make it less likely that shareholder apathy could prevent the Company from taking action that a sizeable majority of voting shareholders approve.

        The Board of Directors unanimously recommends that you vote "FOR" approval of the Amendment to the Restated Articles of Incorporation to reduce the voting requirements.

        Vote Required:    The affirmative vote of shareholders possessing at least 75% of the voting power of the outstanding shares of the Company's Common Stock is required to approve this proposal. Abstentions, broker non-votes and shares that are not represented at the Meeting will have the effect of votes cast against the proposal.

PROPOSAL 3
AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION TO REDUCE
RANGE OF BOARD SIZE

        The Board of Directors has adopted a proposal to amend the Restated Articles of Incorporation to reduce the size of the Board of Directors from a range of 9 to 15 directors to a range of 8 to 12 directors. Under the current Restated Articles of Incorporation, the Board of Directors consists of three classes of directors, each class consisting of not less than three nor more than five directors. Currently the Company's Board of Directors consists of three classes of four directors.

        Change in Board Size.    Upon election of the nominated directors at the Meeting, the number of directors of the Company will be reduced to 10. This reduction from 14 directors one year ago is the result of two retirements (in accordance with the Board of Directors' retirement age guidelines) effective with the election of directors at the Meeting, and two resignations of directors designated by a former principal shareholder. The Board of Directors believes that the proposed change would bring the size of the Board in line with the general trend in corporate governance to have smaller boards, resulting in reduced costs to the Company, streamlined committee functions and improved Board effectiveness.

        Proposed Changes to Restated Articles of Incorporation.    The Board has proposed an amendment that would change the permissible range of size of the Board of Directors. The amendment would require the Board to consist of no less than 8 and no more than 12 directors, as determined by the Board of Directors. The Board would remain divided into three classes, with the classes being as nearly equal in number as possible, as determined by the Board of Directors.

        The Board of Directors believes that the reduction in the range of size of the Board is consistent with both the reduction in the current size of the Board to 10 directors and the Company's historical practice of having 12 or fewer directors. The Board does not believe that the reduction in the range of size of the Board significantly alters the ability of shareholders to elect enough directors to obtain a majority of the Board, and thereby change control of the Company because the Board will remain classified. The Board of Directors is not aware of any such attempts or plans to change control.

        If the shareholders approve the proposed amendment, the Board of Directors would make a corresponding change to the Bylaws of the Company to reflect the reduced range of size of the Board.

        The Board of Directors unanimously recommends that you vote "FOR" approval of the Amendment to the Restated Articles of Incorporation to reduce the range of size of the Board of Directors.

        Vote Required:    The affirmative vote of shareholders possessing at least 75% of the voting power of the outstanding shares of the Company's Common Stock is required to approve this proposal. Abstentions, broker non-votes and shares that are not represented at the Meeting will have the effect of votes cast against the proposal.

PROPOSAL 4
AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO ELIMINATE THE DESIGNATION OF SERIES A PREFERRED STOCK

        The Board of Directors has adopted a proposal to amend the Restated Articles of Incorporation to eliminate the designation of the Series A Adjustable Rate Nonconvertible Preferred Stock (the "Series A Preferred Stock") from the Restated Articles of Incorporation.

        In 1991, the Board of Directors designated 25,000 shares of the Company's authorized but unissued preferred stock as Series A Preferred Stock. During 1993 and 1994, the Company issued shares of Series A Preferred Stock as employer matching contributions under the Company's 401(k) plan. In 1995, the Company redeemed all of the outstanding shares of Series A Preferred Stock and discontinued its use as matching contributions to the 401(k) plan. In accordance with the Restated Articles of Incorporation, the redeemed shares were cancelled and were restored to the status of authorized but unissued shares of preferred stock. No shares of the Series A Preferred Stock are currently outstanding but 22,879 shares remain designated as Series A Preferred Stock. The Company does not intend to issue any additional Series A Preferred Stock and, as a consequence, proposes this amendment to delete from the Restated Articles of Incorporation an obsolete series designation. By approving the proposed amendment, shareholders would also restore all of the authorized shares of the Series A Preferred Stock, to the status of authorized but unissued shares of preferred stock. Such restored shares could be reissued in new series by the Board of Directors in the future without shareholder action as provided for in the Restated Articles of Incorporation. Accordingly, after the amendment is approved, the Company will have 500,000 authorized shares of preferred stock, of which 10,000 shares are designated as Series B Junior Cumulative Preferred Stock in connection with the Company's shareholder rights agreement, and 490,000 shares that may be issued by the Board of Directors in series having such rights as are set by the Board in accordance with the Restated Articles of Incorporation.

        The Board of Directors of the Company unanimously recommends that you vote "FOR" approval of the Amendment to the Restated Articles of Incorporation to eliminate the designation of the Series A Preferred Stock.

        Vote Required:    If a quorum exists, the affirmative vote of a majority of the votes cast is required for approval of the proposed amendment to the Restated Articles of Incorporation to eliminate the designation of the Series A Preferred Stock. Abstentions and broker non-votes are not considered votes cast, so neither will have an effect on the vote.

* * * * *

        If proposals 2, 3 and/or 4 are approved, the officers of the Company will promptly file articles of amendment to the Restated Articles of Incorporation with the Wisconsin Department of Financial Institutions. After filing the articles of amendment, the Board of Directors intends, without shareholder action, to restate the Restated Articles of Incorporation to incorporate all amendments to date, including the amendments covered by proposals 2, 3 and 4. If all of the amendments to the Restated Articles of Incorporation covered by proposals 2, 3 and 4 are approved at the Meeting, the Amended and Restated Articles of Incorporation attached hereto as Appendix C would constitute the Company's new Amended and Restated Articles of Incorporation after restatement by the Board of Directors and filing with the Wisconsin Department of Financial Institutions. If proposals 2, 3 and 4 are not all approved, the Restated Articles of Incorporation will be amended to reflect only those proposals that are approved.

PROPOSAL 5
RE-APPROVAL AND AMENDMENT OF THE COMPANY'S EXECUTIVE ANNUAL INCENTIVE PLAN

        Effective as of January 1, 1999, the Company established the Executive Annual Incentive Plan (the "Annual Incentive Plan") pursuant to which the Company may grant cash incentive awards to certain eligible employees based on the satisfaction of pre-established performance goals set forth in the Annual Incentive Plan. The purpose of the Annual Incentive Plan is to encourage superior performance by executives of the Company and its subsidiaries through the payment of such annual cash incentive awards.

        The Annual Incentive Plan is designed to take into account Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which generally denies corporate tax deductions for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including performance-based compensation, are excluded from this deduction limit. In an effort to ensure that compensation payable under the Annual Incentive Plan to certain executives will qualify as performance-based compensation, which is generally tax-deductible by the Company under Internal Revenue Code Section 162(m), the material terms of the performance goals in the Annual Incentive Plan must be initially approved by shareholders and thereafter periodically re-approved by shareholders. The Annual Incentive Plan was initially approved at the annual meeting of shareholders on May 27, 1999. To comply with the shareholder approval requirements in Internal Revenue Code Section 162(m), the material terms of the Annual Incentive Plan and the amended performance measures described below are being submitted for approval by Company shareholders at the Meeting. Upon shareholder approval, the Company believes that future compensation payable pursuant to the Annual Incentive Plan will be deductible for federal income tax purposes under most circumstances, but there can be no assurance in this regard. Moreover, under certain circumstances such as death, disability and retirement (as defined in the Annual Incentive Plan), compensation not qualified under Section 162(m) of the Internal Revenue Code may be payable. By approving the Executive Annual Incentive Plan as amended, the shareholders will be approving, among other things, the performance measures, eligibility requirements and annual incentive award limits contained therein.

        The Board of Directors has approved an amendment to the Executive Annual Incentive Plan, subject to approval by shareholders at the Meeting, to expand the business criteria used to determine performance-based compensation awards under the Annual Incentive Plan. The Company proposes to add as business criteria various return measures, (including, but not limited to, capital value and investment value), gross or specified levels of revenue, and increased sales (which may be based upon the number of memberships or issued lives or other sales measures). Currently, the performance goals which may be used by the Compensation Committee to determine the amount of incentive awards include net income of the Company, earnings per share, return on equity, return on assets, return on tangible book value, operating income, earnings before interest, taxes, depreciation and amortization (EBITDA), loss ratio, expense ratio, increase in stock price, total shareholder return, economic value added, and operating cash flow. The addition of the revenue and sales criteria is consistent with the Company's efforts to grow the Company's business.

        A copy of the Executive Annual Incentive Plan, incorporating the proposed amendment, is attached hereto as Appendix D. That portion of the 2003 bonus which is dependent upon satisfaction of certain newly added revenue goals under the amended Annual Incentive Plan will not be payable to Covered Employees participating in the Annual Incentive Plan unless shareholder approval is obtained. The following description of the material terms of the amended Annual Incentive Plan is qualified in its entirety by reference to the complete text set forth in Appendix D.

        Administration.    The Executive Annual Incentive Plan is administered by the Compensation Committee. The Compensation Committee has sole authority to make rules and regulations relating to the administration of the Annual Incentive Plan, and any interpretations and decisions of the Compensation Committee with respect to the Annual Incentive Plan are final and binding.

        Eligibility.    The Compensation Committee, in its sole discretion, determines those key employees of the Company who shall be eligible to participate in the Annual Incentive Plan for a given period of 12 months or less (a "Plan Year"). Participants are selected by the Compensation Committee based on its determination that such employee is or gives promise of becoming of exceptional importance to the Company and of making substantial contributions to the success, growth, and profit of the Company. Participation in the Annual Incentive Plan by a participant during a given Plan Year does not entitle continued participation by such participant in any subsequent Plan Year. The Compensation Committee has designated the Company's current executive officers identified in the Summary Compensation Table, and certain other executive officers, as participants in the Annual Incentive Plan for fiscal 2003.

        Plan Features.    The Annual Incentive Plan provides for the payment of cash incentive awards to participants designated by the Compensation Committee, which payments may be conditioned upon the attainment of such pre-established performance goals as the Compensation Committee shall determine. Under the Executive Annual Incentive Plan as amended, performance goals may relate to one or more of the following business criteria, measured on an absolute basis or in terms of growth or reduction: net income (pre-tax or after-tax and with adjustments as stipulated); earnings per share; return measures (including, but not limited to, return on assets, equity, capital, investment or tangible book value); operating income; earnings before interest, taxes, depreciation and amortization (EBITDA); loss ratio; expense ratio; stock price; total shareholder return; economic value added; operating cash flow; gross or specified levels of revenue; and increased sales (which may be based upon the number of memberships or issued lives or other sales measures). With respect to participants who are not Covered Employees, the Committee may establish other subjective or objective performance goals, including individual goals, which it deems appropriate. Such performance goals may be different for each participant.

        The chief executive officer of the Company recommends to the Compensation Committee target award levels for eligible employees as soon as practicable after the beginning of each Plan Year. The designation of award recipients and the amount of such awards is determined by the Compensation Committee pursuant to the applicable preestablished performance goals and other rules established by the Compensation Committee. No award granted in any Plan Year to a participant may exceed $3,000,000.

        Amendment and Discontinuance.    The Board of Directors has the right to modify, suspend, or terminate the Annual Incentive Plan at any time.

        New Plan Benefits.    Because incentive awards are made in the sole discretion of the Compensation Committee, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Annual Incentive Plan if the amended performance measures and material terms of the Annual Incentive Plan are approved by shareholders. Amounts which have been paid to certain executive officers under the Annual Incentive Plan for the last three fiscal years are reported in footnote 1 to the Summary Compensation Table.

        Changes to the Plan.    Currently, the performance goals which may be used by the Compensation Committee to determine the amount of incentive awards include net income of the Company, earnings per share, return on equity, return on assets, return on tangible book value, operating income, earnings before interest, taxes, depreciation and amortization (EBITDA), loss ratio, expense ratio, increase in stock price, total shareholder return, economic value added, and operating cash flow. The Company proposes to add as business criteria various return measures, (including, but not limited to, capital value and investment value), gross or specified levels of revenue, and increased sales (which may be based upon the number of memberships or issued lives or other sales measures).

        The Board of Directors of the Company unanimously recommends that you vote "FOR" the re-

approval of the Executive Annual Incentive Plan, including an amendment adding revenue and sales performance as factors used to determine the amount granted as incentive awards.

        Vote Required:    If a quorum exists, the affirmative vote of a majority of the votes cast will be required for approval of the Annual Incentive Plan and the proposed amendment thereto. Because abstentions and broker non-votes are not considered votes cast, neither will have an effect on the vote.

        If approved, the Executive Annual Incentive Plan will be modified to include the amendment as described and will provide substantially as set forth in the amended Annual Incentive Plan attached hereto as Appendix D. If not approved, the Annual Incentive Plan will continue without the amendment, awards to Covered Employees which are based on performance measures not included in the current Annual Incentive Plan will not be payable, and the Executive Annual Incentive Plan will be resubmitted for shareholder approval at the Annual Meeting in 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of shares of Common Stock by (1) each person or entity known to the Company to own beneficially more than 5% of the shares of the outstanding Common Stock, (2) each director and each nominee for director of the Company, (3) each executive officer of the Company named in the Summary Compensation Table below, and (4) all current directors and executive officers of the Company as a group. Unless otherwise indicated, each shareholder listed below has sole voting and dispositive power with respect to shares of Common Stock beneficially owned. Information is as of March 24, 2003, for directors, nominees for director and executive officers. Information for 5% shareholders (other than Mr. Miller) is as disclosed in reports regarding such ownership filed with the Securities and Exchange Commission (the "SEC") in accordance with Sections 13(d) or 13(g) of the Exchange Act.

Name and Address	Number of Shares Beneficially Owned(1)	Percent of Class
Wellington Management Company, LLP(2) 75 State Street Boston, MA 02109	1,275,500	9.9%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,090,700	8.5
Samuel V. Miller(3) 3100 AMS Boulevard Green Bay, WI 54313	860,324	6.3
Barclays Global Investors, N.A(4) 45 Fremont Street San Francisco, CA 94105	665,796	5.2
Roger H. Ballou	32,683	*
W. Francis Brennan	24,332	*
Mark A. Brodhagen	5,999	*
James C. Hickman	30,532	*
William R. Johnson	46,832	*
Eugene A. Menden	31,832	*
Edward L. Meyer, Jr.	5,999	*
Michael T. Riordan(3)	35,332	*
H.T. Richard Schreyer(3)	11,829	*
Frank L. Skillern	40,332	*
J. Gus Swoboda	31,832	*
James C. Modaff	173,500	1.3
Thomas G. Zielinski	182,750	1.4
Timothy F. O'Keefe	18,750	*
Gary D. Guengerich(5)	238,688	1.8
All current directors and executive officers as a group: 19 persons	1,734,657	12.0

*
Less than 1%.

(1)
Includes the following number of shares which the individual has the right to acquire within 60 days of March 24, 2003, upon the exercise of stock options: Mr. Miller, 755,318 shares; Messrs. Ballou, Hickman, Johnson, Menden, Riordan, Skillern, and Swoboda, 30,332 shares each; Mr. Brennan, 14,332 shares; Messrs. Brodhagen, Meyer and Schreyer, 5,999 shares each; Mr. Modaff, 173,500 shares; Mr. Zielinski, 178,750 shares; Mr. O'Keefe, 18,750 shares; Mr. Guengerich, 223,788 shares; and all directors and executive officers as a group, 1,559,857 shares.

(2)
Wellington Management Company, LLP has shared voting power with respect to 603,000 shares and shared dispositive power with respect to 1,275,500 shares beneficially owned and does not have sole voting power or sole dispositive power with respect to any shares.

(3)
Includes the following shares owned jointly with such person's spouse, with respect to which such person shares voting power and dispositive power: Mr. Miller, 6,500 shares; Mr. Riordan, 5,000 shares; and Mr. Schreyer, 2,000 shares.

(4)
Barclays Global Investors, N.A. beneficially owns, has sole voting power and sole dispositive power with respect to 625,817 shares. Barclays Global Fund Advisors beneficially owns, has sole voting power and sole dispositive power with respect to 39,979 shares. Both Barclays entities maintain the same principal business office.

(5)
Mr. Guengerich retired as an executive officer of the Company effective December 31, 2002.

EXECUTIVE COMPENSATION

        The following table summarizes the total compensation paid by the Company to the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for services rendered to the Company for the fiscal years ended December 31, 2002, 2001 and 2000.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Awards
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Other Annual Compensa- tion ($)(2)	Restricted Stock Awards ($)			Securities Underlying Options/ SARs (#)(3)	All Other Compensa- tion ($)(4)
Samuel V. Miller Chairman of the Board, President & Chief Executive Officer	2002 2001 2000	$700,000 700,000 500,000	$725,000 700,000 500,000	$3,142 5,619 3,372	$	— 138,750 —	(5)	160,000 — 200,000	$62,930 27,000 34,620
James C. Modaff Executive Vice President & Chief Actuary	2002 2001 2000	298,308 286,508 271,174	306,000 304,200 75,000	7,601 7,748 6,307		— — —		— 50,000 55,000	37,355 13,057 12,683
Thomas G. Zielinski Executive Vice President of Operations	2002 2001 2000	298,308 286,508 270,898	306,000 304,200 100,000	13,118 10,901 9,646		— — —		— 50,000 55,000	37,355 11,985 11,636
Timothy F. O'Keefe(6) Senior Vice President & Chief Marketing Officer	2002 2001 2000	246,154 — —	252,500 — —	1,847 — —		— — —		75,000 — —	11,577 — —
Gary D. Guengerich(7) Executive Vice President, Chief Financial Officer & Treasurer	2002 2001 2000	298,308 286,938 273,272	150,000 271,200 75,000	4,551 4,211 4,889		— — —		— 50,000 55,000	35,309 13,030 7,678

(1)
Bonus amounts represent amounts earned under incentive bonus plans and, in Mr. Miller's case, an employment contract, and for Mr. O'Keefe include a new hire recruitment bonus (see footnote 7). The following amounts represent annual bonus awards paid pursuant to the Executive Annual Incentive Plan: Mr. Miller, $527,800 for 2002 and $483,000 for 2001; Mr. Guengerich, $90,000 for 2002 and $179,200 for 2001; Mr. Modaff, $205,500 for 2002 and $179,200 for 2001; Mr. Zielinski, $205,500 for 2002 and $179,200 for 2001; and Mr. O'Keefe, $98,250 for 2002. No annual bonus awards were paid under the Executive Annual Incentive Plan in 2000.
(2)
Amounts represent reimbursement for the payment of taxes related to compensation recognized in connection with moving or relocation expenses and the personal use of Company vehicles and airplane. The amounts indicated do not include perquisites and other personal benefits for the Named Executive Officers, which, for each officer, did not exceed the lesser of $50,000 or 10% of the officer's total annual salary and bonus.
(3)
These options are granted under the Company's Equity Incentive Plan, which permits limited transfers of nonqualified stock options to certain members of the optionee's immediate family or to a trust for their benefit.
(4)
Amounts represent the Company's matching contributions to the Company's retirement savings plan and nonqualified executive retirement plan.
(5)
Consists of a grant of 25,000 shares of restricted Common Stock pursuant to an agreement entered into with Mr. Miller on July 9, 2001. The closing price of the Company's Common Stock was $5.55 on the grant date. The restricted stock grant was subject to vesting on the earlier of five years from the date of grant or the date on which shares of the Company's Common Stock traded at $10.25 per share or more for 10 consecutive trading days. The restricted stock vested on December 14, 2001, with a value of $266,250 based on the $10.65 closing price of Common Stock on that date (see "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION—Chief Executive Officer Compensation").
(6)
Mr. O'Keefe became an employee of the Company on January 2, 2002.
(7)
Mr. Guengerich retired effective December 31, 2002.

        The following table details the stock options granted to the Named Executive Officers during 2002, each of which was granted pursuant to the Equity Incentive Plan. No stock appreciation rights ("SARs") were granted during 2002.

Option/SAR Grants in Last Fiscal Year (1)

Individual Grants
Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation For Option Term (2)
	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Option/SARs Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Share)	Expiration Date
					5% ($)	10% ($)
Samuel V. Miller	160,000	66.67%	$12.25	1/9/2014	$1,559,878	$4,191,320
James C. Modaff	—	—	—	—	—	—
Thomas G. Zielinski	—	—	—	—	—	—
Timothy F. O'Keefe	75,000	31.25	11.95	1/1/2014	713,286	1,916,567
Gary D. Guengerich	—	—	—	—	—	—

(1)
The grants consisted entirely of nonqualified stock options granted pursuant to the Equity Incentive Plan. All options granted to the Named Executive Officers have a term of 12 years, subject to earlier expiration in certain events related to termination of employment. The options were granted at 100% of the fair market value of the Company's Common Stock on the date of grant and become exercisable as to 25% of such options on each of the first four anniversaries of the date of grant. Exercisability of unvested options is accelerated in the event of the optionee's death or disability, or upon termination of employment as a result of a change of control. A change in control generally occurs upon (1) any person, or group as defined in Section 13(d)(3) of the Exchange Act, becoming the beneficial owner of 40% or more of the Company's outstanding voting securities, (2) a merger, consolidation or reorganization of the Company with another entity in which the outstanding voting securities of the Company are converted into less than 60% of the voting securities of the surviving entity, (3) a sale of all or substantially all of the assets of the Company, (4) a majority of the Board of Directors of the Company are replaced as a result of an actual or threatened contested election of directors, or (5) the shareholders approve a plan of liquidation or dissolution of the Company. Except in the event of termination of employment as a result of a change of control, no option may be exercised within the first six months following the date of grant. The options permit limited transfers to certain members of the optionee's immediate family or to a trust for their benefit.

(2)
The ultimate values of the options will depend on the future market price of the Company's stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's Common Stock over the exercise price on the date the option is exercised. There is no assurance that the value realized by an optionee will be at or near the assumed 5% and 10% annual rates of stock price appreciation shown in this table.

        Information on stock options exercised in 2002 and the number of unexercised options and the total value of unexercised in-the-money options at December 31, 2002, are also shown in the following table. No SARs were outstanding at December 31, 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year
And Fiscal Year End Option/SAR Values

			Number of Securities Underlying Unexercised Option/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Samuel V. Miller	124,000	$2,148,700	715,318	297,000	$2,259,503	$1,458,248
James C. Modaff	—	—	173,500	109,500	972,061	611,216
Thomas G. Zielinski	—	—	178,750	111,250	1,153,550	671,713
Timothy F. O'Keefe	—	—	—	75,000	—	152,250
Gary D. Guengerich(2)	20,000	315,494	223,788	—	918,868	—

(1)
The value of unexercised in-the-money options represents the positive spread between the $13.98 per share closing price of the Company's Common Stock as reported on the New York Stock Exchange composite tape on December 31, 2002, and the exercise price of unexercised options. The actual amount, if any, realized upon exercise of options will depend on the market price of the Common Stock relative to the per share exercise price at the time the option is exercised.

(2)
Mr. Guengerich retired effective December 31, 2002.

        The following table summarizes information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under the Company's equity compensation plans as of December 31, 2002.

Equity Compensation Plan Information

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	2,922,492		$9.28		457,113
Equity compensation plans not approved by security holders(2)	80,363	(3)	N/A	(3)	—	(4)

Total	3,002,855		$9.28		457,113

(1)
Equity compensation plans approved by security holders include the Company's Equity Incentive Plan and the Company's 1995 Director Stock Option Plan.

  The Equity Incentive Plan was approved by shareholders on May 26, 1993. Subsequent amendments to the Equity Incentive Plan were approved by shareholders on October 30, 1996, May 27, 1998, and May 27, 1999. The Equity Incentive Plan is designed to permit the grant of not more than a total of 4,000,000 shares of Common Stock (not more than 250,000 shares annually to any participant) in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, performance units and performance shares to officers, directors and key employees of the Company. No participant may be granted performance units in any one calendar year that when payable would exceed $3,000,000. The purpose of the Equity

  Incentive Plan is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of the Company's shareholders, and by providing participants with an incentive for outstanding performance. The 4,000,000 shares authorized under the Equity Incentive Plan may be either authorized but unissued or treasury shares.

  The 1995 Director Stock Option Plan was approved by shareholders May 31, 1995, and amended and reapproved by shareholders on June 30, 1998. The 1995 Director Stock Option Plan provides new directors that are not employees of the Company or its affiliates with a stock option grants upon their election to the Board of Directors to purchase 5,000 shares of Common Stock. The 1995 Director Stock Option Plan permits the grant of not more than 75,000 shares of Common Stock.

(2)
Equity plans not approved by security holders include a Deferred Stock Agreement between the Company and Samuel V. Miller effective as of November 17, 1998 (the "Deferred Stock Agreement"), and the Directors Deferred Compensation Plan effective January 1, 2000.

  Pursuant to the Deferred Stock Agreement, the Company agreed to issue 73,506 shares of Common Stock ("Deferred Stock") to Mr. Miller provided certain vesting requirements were satisfied. The Deferred Stock vested on November 17, 2002, and will be issued on January 2nd of the year following Mr. Miller's termination of employment. Mr. Miller has the right to receive stock dividends, if any, on the Deferred Stock.

  Pursuant to the Directors Deferred Compensation Plan, 6,857 stock units, payable on a one-for one-basis in shares of Common Stock, were credited to stock unit accounts as of December 31, 2002. The Directors Deferred Compensation Plan allows non-employee directors of the Company to defer the receipt of their annual retainer and meeting fees otherwise payable for serving on the Board of Directors. Prior to December 31 of each year, non-employee directors may irrevocably elect to participate in the Company's Directors Deferred Compensation Plan for the following year. Fees can be deferred into a stock unit account or an investment account established on the director's behalf. Fees deferred into stock unit accounts are credited with shares of Common Stock based on the closing price of the Common Stock on the last trading day of the calendar quarter. Deferred compensation is distributed following the termination of the director's service to the Company either in a lump sum or up to ten annual installments as elected by the director. Distributions from stock unit accounts are made solely in shares of Common Stock. To the extent shareholder approval of the plan would otherwise be required under applicable New York Stock Exchange shareholder approval policies, all shares of Common Stock payable under the plan shall either be treasury shares or shares purchased in the open market.

(3)
The Deferred Stock and the deferred stock units issuable under the Directors Deferred Compensation Plan are included in column (a), but because there is no "exercise price" associated with the Deferred Stock or the deferred stock units, they are not reflected in column (b).

(4)
The Directors Deferred Compensation Plan does not reserve a set number of shares of Common Stock.

Employment and Related Agreements

        Mr. Miller is a party to an Employment Agreement (the "Miller Agreement") with the Company dated as of September 28, 2000, as amended, which supersedes an Employment and Noncompetition Agreement dated as of April 7, 1998. The Miller Agreement contains customary employment terms. The terms of the Miller Agreement, which expires on December 31, 2003, provide for automatic one-year extensions (unless notice not to extend is given by either party at least 30 days prior to the end of the effective term). The Miller Agreement provides for an annual base salary of $700,000 and annual performance bonuses ranging from zero to 132% of base salary. Such performance bonus amounts are dependent upon the achievement of target performance goals determined by the Compensation Committee under the Executive Annual Incentive Plan and on a qualitative evaluation of individual job performance. Any portion of Mr. Miller's performance bonuses not deductible as a result of Section 162(m) of the Internal Revenue Code is deferred and held in a rabbi trust. In the event of termination of Mr. Miller's employment by the Company without "cause" (as defined in the Miller Agreement), resignation by Mr. Miller for "good reason" (as defined in the Miller Agreement) or if the Company does not renew the Miller Agreement, Mr. Miller will be entitled to receive payments equal to three times his base salary and three times the average of his performance bonus earned for the two most recent fiscal years preceding employment termination. In addition, Mr. Miller will be entitled to continuation of medical and dental coverage for three years. The Miller Agreement also includes noncompetition and confidentiality provisions.

        Mr. Guengerich is a party to a Retirement Agreement (the "Guengerich Agreement") with the Company dated as of August 2, 2002. The Company paid Mr. Guengerich his base pay and related benefits though his retirement date, December 31, 2002. The Guengerich Agreement provides that the Company will pay Mr. Guengerich a bonus equal to his "target bonuses" under the executive management incentive program for the 2002 compensation year. In exchange for these benefits, Mr. Guengerich has waived all claims relating to or arising out of any agreement or arrangement, including claims relating to his employment with the Company.

        Messrs. Modaff, Zielinski and O'Keefe participate in the American Medical Security Group, Inc. Change of Control Severance Benefit Plan, as amended, (the "Severance Plan"). Prior to his retirement, Mr. Guengerich also participated in the Severance Plan. Benefits are payable under the Severance Plan if, during a period beginning six months prior to a "change of control" and ending on the second anniversary of a change of control, (1) the participant's employment is terminated by the Company, except for "cause," as defined in the Severance Plan, death or disability, or (2) the participant voluntarily terminates employment with "good reason," as defined in the Severance Plan. For purposes of the Severance Plan, a "change of control" shall have occurred upon (1) any person, or group as defined in Section 13(d)(3) of the Exchange Act, becoming the beneficial owner of 40% or more of the Company's outstanding voting securities, (2) a merger, consolidation or reorganization of the Company with another entity in which the outstanding voting securities of the Company are converted into less than 60% of the voting securities of the surviving entity, (3) a sale of all or substantially all of the assets of the Company, (4) a majority of the Board of Directors of the Company are replaced as a result of an actual or threatened contested election of directors, or (5) the shareholders approve a plan of liquidation or dissolution of the Company. Severance Plan benefits include the payment of severance equal to the sum of (1) three times the higher of the executive's current salary or average salary for the prior two years, (2) three times the higher of the executive's target bonus for the year of employment termination or annual bonus received for the prior year, and (3) the amount of the executive's target bonus for the year of employment termination prorated for the portion of the year prior to termination. In addition, the Company would also provide health, dental, long-term disability and life insurance coverage for the same periods of time. In the event the executive qualifies for severance benefits under any other agreement with the Company, benefits payable under the Severance Plan are reduced by the amount of the benefits paid pursuant to the other agreement. The Miller Agreement provides for the payment of severance benefits to Mr. Miller following termination of employment as a result of a change of control on substantially the same terms as payments under the Severance Plan to the other executives in the event of a change of control.

        In connection with the employment offers accepted by Messrs. Modaff and Zielinski, the Company has also agreed to provide Messrs. Modaff and Zielinski with severance benefits in the event of termination of their employment by the Company without cause. These benefits include payments equal to one year's salary and medical insurance coverage for one year. Prior to his retirement, Mr. Guengerich was also entitled to similar benefits.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

        The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised of four independent, non-employee directors. The Compensation Committee establishes and directs the administration of all programs under which executive compensation is paid or awarded to the Company's executive officers. In addition, the Compensation Committee evaluates executive officer performance and assesses the overall effectiveness of the Company's executive compensation programs.

Compensation Philosophy and Objectives

        The Company's compensation and benefit programs are designed to:

  •
  Attract and retain top-level executive talent required to attain the Company's short- and long-term goals.
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  Motivate executives to achieve the goals of the Company's business strategy.
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  Link executive and shareholder financial interests through appropriate long-term incentives.
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  Provide executives with a compensation package that recognizes individual contributions and overall business results.

Elements of Executive Compensation

        The elements of executive compensation currently include base salary, an annual incentive program and an equity incentive plan. The Compensation Committee's decisions with respect to each of these elements are discussed below. While the elements of compensation described in this report are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including salary, incentive compensation, retirement and other benefits. In reviewing the individual performance of the executives whose compensation is detailed in this Proxy Statement, other than the Chief Executive Officer ("CEO"), the Compensation Committee takes into account the views of the CEO.

        The Compensation Committee reviews the Company's executive compensation program to ensure that there is appropriate linkage between Company performance and executive compensation and that pay practices are competitive. This process includes consultation with a national compensation and benefits consultant on issues of base salary, annual incentive awards and long-term incentive compensation. In establishing compensation levels for 2002, the Compensation Committee's review included a comparison of the Company's executive compensation against an appropriate peer group and general industry data of comparably sized companies.

        The peer group consisted of a group of companies against which the Company competes in the marketplace and competes for executive talent. The peer group includes a composite of health and life insurance companies as surveyed by the Company's executive compensation consultant. Because many of the peer group companies are significantly larger than the Company, peer group compensation data is statistically regressed for purposes of compensation comparisons in order to ascertain the predicted level of compensation for an organization with annual revenue comparable to the Company's. The companies in the peer group comprise the peer index included in the Performance Graph contained in this Proxy Statement.

Base Salary

        Base salaries for executive officers are initially determined by evaluating and comparing the responsibilities of their positions and experiences and by reference to the competitive marketplace for executive talent. Qualitative factors including time in position, responsibilities and experience are also considered in establishing base salaries. Base salary adjustments for 2002 generally resulted in salaries, in the aggregate, at the competitive median of executives in the peer group. The CEO's base salary is set by contract and discussed below.

Annual Incentive Compensation

        The Company's executive officers are eligible for cash bonuses under the Company's executive management incentive program (the "Management Program"). The Management Program emphasizes the achievement of internal financial goals that are aligned with the interest of the Company's shareholders. Bonuses paid under the Management Program have two separate and independent components: (1) achievement of corporate performance goals under the Executive Annual Incentive Plan, and (2) an assessment of specific job performance characteristics or a sales objective depending on the executive's position. Sixty percent of the executive's total bonus is based on achievement of corporate performance goals under the Executive Annual Incentive Plan and 40% of the total bonus is based upon a qualitative evaluation of individual job performance or achievement of sales goals. The corporate performance factor for 2002 was earnings before interest, taxes, depreciation and amortization ("EBITDA"). Target incentive opportunities are set, when combined with base salaries, to result in total cash compensation (base salary and annual incentives) to approximate the competitive median.

        The Management Program is designed to align executive compensation with the profitability of the Company and to reward those executives who made significant contributions to the Company's business objectives. Participants in the Management Program are high performers around whom the Company's high performance work culture is built. The Compensation Committee uses discretion in evaluating each executive's individual performance.

        For 2002, the potential range of bonus awards under the Management Program for executive officers (other than the CEO) was zero to 120% of annual base salary with the actual payout ranging from 52% to 103% of base salary. Bonus awards for corporate performance as determined under the Executive Annual Incentive Plan were based on achievement of EBITDA above target levels. Bonus awards for individual performance were based on a subjective assessment of each executive's performance with input from the CEO, or achievement of specific sales levels in the case of the chief marketing officer. The performance awards for fiscal 2002 were paid in the first quarter of 2003.

Long-Term Incentive Compensation

        Long-term incentives are provided pursuant to the Company's Equity Incentive Plan, as amended (the "Equity Incentive Plan"), which provides for the grant of stock options, stock appreciation rights, restricted stock, and performance units and performance shares.

        The purpose of long-term incentives is to promote the success and enhance the value of the Company by linking the personal interests of employees to those of the Company's shareholders, and by further providing employees that receive awards under the Equity Incentive Plan with an incentive for outstanding performance. When awarding long-term incentives, the Compensation Committee considers competitive compensation practices, general industry data, the executive's level of responsibility, prior experience and historical award data.

        The Compensation Committee is responsible for administering the Equity Incentive Plan. Currently, only nonqualified stock option grants are outstanding under the Equity Incentive Plan. The stock option grants are designed to motivate employees to maximize shareholder value and maintain a medium to long-term perspective. Option grants are made at no less than the fair market price on the date of grant and generally become exercisable in equal annual installments over a four-year term, expiring no later than 12 years after the date of grant. All full-time active employees of the Company are eligible to participate in the Equity Incentive Plan.

        During 2002, the Compensation Committee did not make stock option grants to executive officers other than the CEO and the newly hired chief marketing officer. The CEO's option grant is discussed below. To provide the chief marketing officer with an immediate stake in the long-term performance of the Company, the Committee granted stock options for 75,000 shares to him upon joining the Company on January 2, 2002. This grant was based on the chief marketing officer's level of responsibility and his anticipated contribution to the future success of the Company, as well as the recommendation of the CEO and historical option award levels for similarly positioned executives.

        In January 2003, executive officers named in the compensation table received stock option grants to purchase an aggregate of 115,000 shares of Company Common Stock not including the stock options granted to the CEO discussed below. When determining the size of these grants, the Compensation Committee considered internal equity among executives, recommendations of the CEO, marketplace trends in long-term incentive compensation, the executive's performance and Company performance.

Chief Executive Officer Compensation

        Mr. Miller became the CEO of the Company in 1998. On September 28, 2000, he entered into a new employment and noncompetition agreement with the Company with a term ending on December 31, 2003 (the "Miller Agreement"). The Miller Agreement provides for automatic one-year extensions (unless notice not to extend is given by either party at least 30 days prior to the end of the effective term). Under the terms of the Miller

Agreement, Mr. Miller's annual base salary is $700,000 and he is eligible for annual performance bonuses ranging from zero to 132% of base salary. Mr. Miller's annual performance bonuses are based 60% on Company performance criteria, which are established by the Compensation Committee, under the Executive Annual Incentive Plan, and 40% on individual performance. For 2002, Mr. Miller participated in the Management Program described above, and EBITDA was used for the corporate performance component under the Executive Annual Incentive Plan.

        The 2002 bonus award for the corporate performance component of Mr. Miller's award under the Executive Annual Incentive Plan was based on achievement of EBITDA above target levels. The separate individual performance component of Mr. Miller's 2002 bonus was based on a subjective assessment of his leadership in implementing the Company's tactical plans and progress on the Company's strategic plans. For 2002, Mr. Miller received annual performance bonuses totaling $725,000 or 104% of base salary.

        In January 2002, Mr. Miller received stock options to purchase 160,000 shares of Company Common Stock at an exercise price of $12.25 per share as detailed in the option grant table contained in this Proxy Statement. This equity interest recognized Mr. Miller's leadership and provides an appropriate link to the interests of shareholders. When determining the size of the CEO's option grant, the Compensation Committee considered the results of the peer group survey performed by the Company's executive compensation consultant, historical grant levels and Mr. Miller's overall compensation. In January 2003, Mr. Miller received stock options to purchase 135,500 shares of Company Common Stock at an exercise price of $14.41. In determining the size of this stock option grant, the Committee considered marketplace trends in long-term incentive compensation, Mr. Miller's leadership abilities, his performance and Company performance.

        Pursuant to the Miller Agreement, Mr. Miller participates in a deferral program whereby any portion of his annual performance bonus that is not deductible as a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code") is deferred until he is no longer an employee of the Company or he is no longer considered a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code. Deferred amounts are held in a rabbi trust and are credited with interest at a rate equal to a money market rate.

Policy on Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code limits the Company's federal income tax deduction for compensation to its CEO and any of its four other highest paid executive officers to $1 million. Qualified performance-based compensation is not subject to the $1 million limitation, provided certain requirements of Section 162(m) are satisfied. These requirements include shareholder approval, and periodic re-approval of the material terms of performance goals in plans such as the Executive Annual Incentive Plan, which is the reason shareholders are being asked to approve the amendment to and the material terms of the performance goals in the amended Executive Annual Incentive Plan, as described in Proposal 5. In 2002, none of the Company's executives received compensation in excess of $1 million for purposes of Section 162(m) and all executive compensation paid in fiscal 2002 is fully deductible. In order to preserve the deductibility of Mr. Miller's compensation, a portion of his annual incentive for 2002 was deferred pursuant to the deferral program described above.

Conclusion

        After its review of the total compensation program for the executives of the Company, the Compensation Committee continues to believe that these executive compensation policies and practices serve the interests of the shareholders and the Company effectively. We also believe that the various compensation programs offered are appropriately balanced to provide increased motivation for executive officers to contribute to the Company's overall future success, thereby increasing the value of the Company for the shareholders' benefit. The Compensation Committee will continue to monitor the effectiveness of the Company's total compensation program to meet the ongoing needs of the Company.

COMPENSATION COMMITTEE Roger H. Ballou, Chairman W. Francis Brennan Michael T. Riordan Frank L. Skillern

PERFORMANCE GRAPH

        The performance graph presented below provides cumulative shareholder return information for the Company on a five-year historical basis, as is required by Exchange Act reporting regulations. The performance graph compares the cumulative shareholder return of the Company's Common Stock (traded on the New York Stock Exchange prior to the Spin-off (as defined below in "CERTAIN TRANSACTIONS") under the listing of United Wisconsin Services, Inc. and after the Spin-off under the listing of American Medical Security Group, Inc.) for the five-year period ended December 31, 2002, to the cumulative total returns of the NYSE/AMEX/Nasdaq Stock Market and a peer group of issuers selected by the Company (see "CERTAIN TRANSACTIONS" for a description of the Spin-off).

        The peer group consists of a composite of life and health insurance companies against which the Company competes in the marketplace. The following companies are included in the peer group: Aetna Inc.; UnitedHealth Group, Inc.; Humana, Inc.; Pacificare Health Systems, Inc.; Health Net, Inc. (f/n/a Foundation Health Systems, Inc.); Wellpoint Health Networks, Inc.; Oxford Health Plans, Inc.; Jefferson-Pilot; Unitrin, Inc.; Trigon Healthcare, Inc.; Sierra Health Services, Inc.; and Rightchoice Managed Care, Inc. The Company also has used this peer group for executive compensation comparison purposes.

        The graph assumes an investment of $100 in each of the Company's Common Stock, the NYSE/AMEX/Nasdaq Stock Market and the peer group of issuers on December 31, 1997 and assumes reinvestment of dividends. The Spin-off of the Company's managed care and specialty products business was treated as a special dividend of $7.19 per share that was reinvested in Company Common Stock on September 28, 1998, the first day of trading following the Spin-off. The line graph is not intended to be indicative of future stock performance.

Comparison of Cumulative Total Returns
From December 31, 1997 through December 31, 2002
Performance Graph
American Medical Security Group, Inc.

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
American Medical Security Group, Inc.	$100.00	$95.99	$40.24	$40.24	$83.51	$93.77
NYSE/AMEX/Nasdaq Stock Market (US Companies)	100.00	123.38	154.53	136.91	122.32	97.11
Peer Group	100.00	112.81	98.04	164.79	165.77	188.87

AUDIT COMMITTEE REPORT

        The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements with management. This included a discussion of the quality, not just the acceptability, of the accounting principles applied, and the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also has reviewed and discussed with management the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Annual Report on Form 10-K.

        The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with the independent auditors the judgments of the independent auditors as to the quality, not just the acceptability, of the Company's accounting principles and such other matters that the independent auditors are required to discuss with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees." In addition, the Audit Committee has discussed with the independent auditors the independence of the auditors from management and the Company, including the matters received in the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee considered the compatibility of nonaudit services provided by the audit firm with the auditors' independence.

        The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also met with the internal auditor, with and without management present, to discuss the results of internal examinations.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Eugene A. Menden (Chairman) W. Francis Brennan James C. Hickman H.T. Richard Schreyer J. Gus Swoboda

AUDITORS AND PRINCIPAL ACCOUNTING FIRM FEES

        The Board of Directors, upon recommendation of the Audit Committee of the Board, has selected Ernst & Young LLP ("Ernst & Young") as independent auditors for the Company for the year ended December 31, 2003. Ernst & Young has examined the accounts of the Company each year since 1988. Representatives of Ernst & Young will be present at the Meeting, will be available to respond to questions and may make a statement if they so desire.

  Audit Fees

        Ernst & Young rendered professional services principally for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2002 and 2001, reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for those fiscal years, and procedures related to registration statements. The aggregate fees in 2002 and 2001 from Ernst & Young for such services were $436,050 and $232,750, respectively.

  Audit-Related Fees

        Ernst & Young rendered audit-related services for the fiscal years ended December 31, 2002 and 2001. Such services included fees for services in conjunction with the audit of the Company's Retirement Savings Plan and fees for consultation concerning financial accounting and reporting standards that are not included in audit fees. The fees in 2002 and 2001 from Ernst & Young for such services were $19,140 and $52,263, respectively.

  Tax Fees

        Ernst & Young rendered professional tax services, including the review of the Company's tax returns and consultation on tax-related matters, for the fiscal years ended December 31, 2002 and 2001. The fees in 2002 and 2001 from Ernst & Young for such services were $13,000 and $28,275, respectively.

  All Other Fees

        The aggregate fees from Ernst & Young for services rendered to the Company, other than for services described under "Audit Fees," "Audit-Related Fees" or "Tax Fees" above, for the fiscal years ended December 31, 2002 and 2001, were $5,500 and $1,500 respectively. "All Other Fees" include fees for reference materials and other miscellaneous administrative fees.

  Pre-Approval Policies and Procedures

        The Audit Committee has pre-approved the routine audit and non-audit services to be provided by Ernst & Young for 2003, and delegated to the chairman of the Audit Committee the authority to pre-approve additional services that may be provided by Ernst & Young to the Company. The chairman of the Audit Committee is to report any decisions to pre-approve non-audit services to the Committee at its next scheduled meeting. The services pre-approved by the Audit Committee include the following:

  •
  Annual audit of financial statements for the Company (including quarterly reviews), and for the Company's separate subsidiaries and employee benefit plans;

  •
  Audit and other procedures related to Securities and Exchange Commission or other regulatory filings (such as Form 10-K procedures or state insurance department internal controls reports, etc.), debt covenants, state actuarial certifications, or other reports or procedures that generally only the auditor can provide;

  •
  Audit and other procedures and consultation related to new accounting and reporting matters;

  •
  Attest procedures and other assistance relating to internal control reporting including consultation relating to internal control improvements for new or existing systems;

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  Tax planning and compliance services; and

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  An annual subscription for online reference service.

CERTAIN TRANSACTIONS

Investment Management Agreement

        On March 16, 2000, United Wisconsin Life Insurance Company, a subsidiary of the Company, and Wellington Management Company ("Wellington") entered into an Investment Management Agreement. As of December 31, 2002, Wellington owned 9.9% of the Company's Common Stock. Pursuant to the Investment Management Agreement, Wellington has discretion to direct the investment and reinvestment of the Company's assets, subject to the Company's investment guidelines, to establish accounts and to execute securities transactions. Each year, Wellington is paid a fraction of one percent of the average market value of assets maintained in the Company's investment account(s). In 2002, 2001 and 2000 the Company paid Wellington $249,238, $227,836 and $112,576, respectively, for services rendered pursuant to the Investment Management Agreement.

Agreements with Former Shareholder

        On May 27, 1998, the Board of Directors of the Company, then known as United Wisconsin Services, Inc., approved a plan to spin off its managed care companies and specialty products business to its shareholders. On September 11, 1998, the Company contributed all of its subsidiaries comprising the managed care and specialty products business to a newly created subsidiary named "Newco/UWS, Inc.," a Wisconsin corporation ("Newco/UWS"). On September 25, 1998, the Company spun off the managed care and specialty products business through a distribution of 100% of the issued and outstanding shares of common stock of Newco/UWS to the Company's shareholders as of September 11, 1998 (the "Spin-off"). In connection with the Spin-off, the Company adopted its current name of American Medical Security Group, Inc. and Newco/UWS changed its name to United Wisconsin Services, Inc., which is now know as Cobalt Corporation (referred to herein as "Cobalt").

  Stock Purchase Agreement and Registration Rights Agreement

        Prior to January 1, 2002, Blue Cross & Blue Shield United of Wisconsin ("BCBSUW"), which is a wholly owned subsidiary of Cobalt, owned approximately 45% of the Company's outstanding Common Stock. In early 2002, Cobalt and BCBSUW amended their Schedule 13D filed with the Securities and Exchange Commission indicating, among other things, a desire to reduce BCBSUW's investment in the Company's Common Stock. Pursuant to a stock purchase agreement entered into on March 19, 2002, between the Company, Cobalt and BCBSUW (the "Stock Purchase Agreement"), on March 22, 2002, the Company repurchased 1,400,000 shares of its Common Stock from BCBSUW at a total cost of $19,500,000, including related transaction costs. In addition, pursuant to the Stock Purchase Agreement, Cobalt and BCBSUW agreed to a secondary public offering by BCBSUW of at least 3,000,000 shares of Common Stock. On June 4, 2002, BCBSUW sold 3,001,500 shares of Company Common Stock pursuant to the secondary public offering, thereby reducing its ownership to approximately 15% of the Company's outstanding shares of Common Stock. The secondary offering was effected pursuant to an Underwriting Agreement dated May 29, 2002, among the Company, BCBSUW and the Underwriters named therein. As contemplated by the Stock Purchase Agreement, the Company paid $746,187 for fees and expenses for the secondary offering.

        In accordance with the terms of the Stock Purchase Agreement, Cobalt/BCBSUW was entitled to designate two nominees to the Company's Board for as long as Cobalt/BBSUW held at least 20% of the issued and outstanding shares of Common Stock and one nominee for as long as Cobalt/BCBSUW held at least 10% of the issued and outstanding shares of Common Stock. Thomas R. Hefty, then Chairman of the Board and Chief Executive Officer of Cobalt and Chairman of the Board and President of BCBSUW, who became a director of the Company on March 22, 2002, as one of Cobalt/BCBSUW's two nominees, resigned as a director of the Company effective June 4, 2002, upon completion of the secondary offering. Subsequent to the secondary offering, BCBSUW sold shares of Company Common Stock in other open market transactions. In January 2003, Cobalt and BCBSUW amended their Schedule 13D filed with the Securities and Exchange Commission to indicate that they no longer owned any shares of the Company's Common Stock. In accordance with the terms of the Stock Purchase Agreement, Kenneth L. Evason, who became a director of the Company on March 22, 2002, as Cobalt/BCBSUW's other nominee, resigned effective January 3, 2003.

        The secondary offering discussed above was made as agreed in the Stock Purchase Agreement and pursuant to a Registration Rights Agreement dated as of September 1, 1998, between the Company and BCBSUW. Pursuant to the terms of the Registration Rights Agreement, BCBSUW was entitled to certain demand registration rights until the earlier of July 31, 2008, or the date on which BCBSUW owned in the aggregate less than 3% of the Company's outstanding Common Stock. The secondary offering constituted one of two demand registration rights granted to BCBSUW pursuant to the Registration Rights Agreement. Because BCBSUW no longer owns any Common Stock, BCBSUW's demand registration rights have expired.

  Reinsurance Agreements and Certain Insurance Policies

        During 1998, the Company and Cobalt, or their subsidiaries, entered into various quota share reinsurance agreements or amendments to existing reinsurance agreements ("Reinsurance Agreements") pursuant to which each company cedes to the other certain risks related to life insurance, health insurance, dental insurance, point-of-service and other insurance plans. Each company acting as the reinsurer also provides administrative services to the other company acting as the ceding company. As consideration for such reinsurance, the ceding company receives a ceding commission of approximately 0.5% of the gross premiums reinsured under each applicable agreement. In addition, the Company's workers compensation insurance policy, which is purchased through an independent agent, and its long-term disability and executive medical reimbursement insurance policies are underwritten by a subsidiary of Cobalt. For fiscal 2002, 2001 and 2000, the Company received $93,849, $103,221 and $107,406, respectively, from Cobalt or its subsidiaries pursuant to the Reinsurance Agreements and paid to Cobalt, its subsidiaries or agents $2, $362 and $28,176, respectively, pursuant to the Reinsurance Agreements and $475,507, $411,701 and $536,048, respectively, as premiums for the insurance policies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors and any persons who beneficially own in excess of 10% of the shares of the Common Stock to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission, the New York Stock Exchange and the Company.

        With the exception of one transaction involving Mr. Johnson that was reported late, based upon a review of the information furnished to the Company, the Company believes that during the fiscal year ended December 31, 2002, its executive officers and directors and persons who beneficially owned in excess of 10% of the shares of Common Stock complied with all applicable Section 16(a) filing requirements.

OTHER MATTERS

        The Company knows of no other matters to come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the accompanying appointment of proxy form to vote the shares represented thereby in accordance with their best judgment.

SHAREHOLDER PROPOSALS

        Shareholder proposals for the 2004 Annual Meeting of Shareholders of the Company must be received no later than December 9, 2003, at the Company's principal executive offices, 3100 AMS Boulevard, Green Bay, Wisconsin 54313, directed to the attention of the Secretary, in order to be considered for inclusion in next year's annual meeting proxy material under Rule 14a-8 of the Securities and Exchange Commission's proxy rules.

        Under the Company's Bylaws, written notice of shareholder proposals for the 2004 Annual Meeting of Shareholders of the Company which are not intended to be considered for inclusion in next year's proxy material (shareholder proposals submitted outside the processes of SEC Rule 14a-8) must be received no later than February 7, 2004, and no earlier than January 8, 2004, at the Company's offices, directed to the attention of the Secretary, and such notice must contain the information specified in the Company's Bylaws. In order to be "timely" for purposes of Rule 14a-4 of the proxy rules, any such proposal must be submitted no later than February 7, 2004.

AMERICAN MEDICAL SECURITY GROUP, INC.

Timothy J. Moore Secretary
Green Bay, Wisconsin April 7, 2003

A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, HAS BEEN PROVIDED IN THE COMPANY'S ANNUAL REPORT ACCOMPANYING THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE PROVIDED WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK AS OF MARCH 24, 2003, ON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO: TIMOTHY J. MOORE, SECRETARY, AMERICAN MEDICAL SECURITY GROUP, INC., 3100 AMS BOULEVARD, GREEN BAY, WISCONSIN 54313.

Appendix A

AMERICAN MEDICAL SECURITY GROUP, INC.
AUDIT COMMITTEE CHARTER
(as amended February 18, 2003)

Organization and Structure

        This charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of American Medical Security Group, Inc. (the "Company"). The Committee shall review and reassess the charter at least annually and obtain the Board's approval of the charter.

        The Committee shall be appointed by the Board and shall be comprised of three or more directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet applicable independence requirements of the New York Stock Exchange ("NYSE") listing standards. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee. At least one member shall be an "audit committee financial expert," as defined by Securities and Exchange Commission ("SEC") regulations.

        The Board elects members of the Committee each year at the regular meeting of the Board held immediately following the annual shareholders' meeting. The Board also designates the Committee chairperson. Vacancies shall be filled by election by the Board, and the Board may remove any member of the Committee. The Committee shall report on its meetings and activities to the Board at the next regular meeting of the Board following each Committee meeting.

Purpose

        The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the integrity of the Company's financial statements, the financial reporting process, the systems of internal accounting and financial controls, the performance of the Company's internal audit function and independent auditors, the independent auditor's qualifications and independence, and the Company's compliance with legal and regulatory requirements related to financial reporting. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and the independent auditors, the internal auditors and management of the Company.

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee also has the authority to retain independent outside legal, accounting and other advisors as the Committee determines necessary to carry out its duties.

Duties and Responsibilities

        The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits, guarantee the auditor's report, or determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

        In carrying out the Committee's responsibilities, its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

        The following shall be the principal duties and responsibilities of the Committee in carrying out its oversight responsibilities. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee shall:

  •
  Be directly responsible for the appointment, retention and termination of the independent auditors, and the oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services prohibited by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee; however, the decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

  •
  Obtain and review, at least annually, a report by the independent auditors describing (1) the independent auditor's internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) all relationships between the independent auditor and the Company (to assess the auditor's independence).

  •
  Set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and the NYSE listing standards.

  •
  Discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor and manage business risk.

  •
  Meet periodically with management, the internal auditors and the independent auditors separately to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties, including any significant disagreements with management, and management's response.

  •
  Receive reports from the independent auditor on the critical accounting policies and practices of the Company, and all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

  •
  Review management's assertion on its assessment, as of the end of the most recent fiscal year, of the effectiveness of the Company's internal control structure and procedures for financial reporting and the independent auditors' report on management's assertion.

  •
  Discuss generally the types of information included in earnings press releases, as well as the types of financial information and earnings guidance provided to analysts and rating agencies. The Committee may delegate to the Committee Chairman, or such other member it deems appropriate, the responsibility for reviewing financial information included in quarterly earnings releases.

  •
  Review the Company's interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Committee may delegate to the Committee Chairman, or such other member it deems appropriate, the responsibility for discussing the results of quarterly reviews and other matters required to be communicated to the Committee.

  •
  Review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including the independent auditors' judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Based on these discussions, the Committee will advise the Board whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  Report to the Board regularly to discuss its activities and any issues that arise with respect to quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

  •
  Receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty and take appropriate action.

  •
  Prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

  •
  Perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

  •
  Undertake such additional activities within the scope of its primary functions as the Committee may deem appropriate from time to time, and carry out such other duties and responsibilities as the Board may assign to the Committee from time to time.

Appendix B

CORPORATE GOVERNANCE PRINCIPLES
AMERICAN MEDICAL SECURITY GROUP, INC.
(as adopted February 19, 2003)

Role and Composition of the Board of Directors

        1.    Primary Functions.    The Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of American Medical Security Group, Inc. (the "Company") except with respect to those matters reserved to the shareholders. Board members are expected to promote the best interests of shareholders in terms of corporate governance, fiduciary responsibilities, compliance with applicable laws and regulations, and maintenance of accounting, financial and other controls. The Board's primary responsibility is to provide effective guidance of the affairs of the Company for the benefit of its shareholders and other constituents. This includes overseeing the conduct of the Company's businesses and, where appropriate, approval of the Company's financial objectives, significant capital expenditures, material transactions not in the ordinary course, major corporate plans, and strategies and tactics. In addition, the Board selects the Chief Executive Officer ("CEO") and designates other executive officers who together with the CEO comprise the Company's executive management team and who are charged with the conduct of the Company's business. Having selected the executive management team, the Board acts as an advisor and counselor to executive management and ultimately monitors its performance.

        2.    Director Selection, Qualifications and Compensation and Board Size.    The Board is divided into three classes elected for three-year terms, which are to be as equal in size as possible, with the term of one class expiring each year. It is the policy of the Company that the Board consist of a significant majority of independent directors (as defined by New York Stock Exchange listing rules) and that the number of directors not exceed a number that can function efficiently as a body. The Corporate Governance and Nominating Committee, in consultation with the Chairman and CEO, considers and makes recommendations to the Board concerning the appropriate size and needs of the Board. The Corporate Governance and Nominating Committee considers candidates to fill vacant Board positions. Candidates are selected for their character, judgment, business experience and acumen. Experience at the policy-making level in business, government, education or technology, or special insight into material aspects of the Company's business are also among the relevant criteria. The Corporate Governance and Nominating Committee also considers the number of other directorships held by the candidate and any potential conflicts of interest. It is the Board's policy that individuals who have reached their 71st birthday may not stand for election or re-election as a director. Final approval of a candidate is determined by the full Board. The Compensation Committee periodically reviews the form and amount of compensation paid to directors, including consideration of customary compensation at other companies of comparable size or within the industry. Any changes in compensation are approved by the full Board. Directors are expected to tender their resignation when his or her principal business association changes substantially and is in potential conflict with the Company's business.

        3.    Committee Structure.    It is the general policy of the Company that the Board as a whole consider all major decisions. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to or required for the operation of a publicly owned insurance holding company. Currently these committees are the Executive Committee, Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, and Finance Committee. The Corporate Governance and Nominating Committee recommends the members and chairmen of these committees to the Board in consultation with the Chairman and CEO. The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are comprised solely of independent directors. The Board also creates ad hoc committees from time to time to address non-recurring matters of significant concern or interest to the Company.

        4.    Director Orientation and Education.    In furtherance of its policy of having major decisions made by the Board as a whole, the Company has an orientation process for new Board members that includes relevant materials and meetings with key management. The Corporate Governance and Nominating Committee makes recommendations regarding director orientation and continuing education. All directors are encouraged to remain current with respect to key financial and governance issues and with respect to major business issues of the

Company's industry.

        5.    Board Evaluation.    The Corporate Governance and Nominating Committee is responsible for initiating and directing the evaluation of the Board. The committee is also responsible for recommending to the Board guidelines and procedures used by directors in evaluating the performance of the Board and its committees.

        6.    Chair of Executive Sessions.    The Board determines from time to time the director that acts as the chair at executive sessions of outside directors. In the absence of any determination, it is the policy of the Company that the chair of the Corporate Governance and Nominating Committee of the Board will act as the chair at executive sessions of outside directors. The Company will maintain a process for interested parties to communicate with the committee chair in accordance with New York Stock Exchange listing rules.

        7.    Management Succession.    The Board plans for succession to the position of Chairman of the Board and CEO. To assist the Board, the Chairman and CEO periodically provides the Board with an assessment of senior managers and of their potential to succeed him or her. The Chairman and CEO also provides the Board with an assessment of persons considered potential successors to certain senior management positions.

        8.    Chairman and CEO.    It is currently the policy of the Company that one individual hold the position of Chairman of the Board and CEO. This combination has served the Company well over the years. The function of the Board in monitoring the performance of executive management of the Company is fulfilled by the presence of outside directors of stature who have a substantial knowledge of the business.

        9.    Executive Compensation.    The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the Chairman and CEO's compensation, evaluating the Chairman and CEO's performance in light of those goals and objectives and setting the Chairman and CEO's compensation based on this evaluation. The Compensation Committee also is responsible for approving the compensation of other executive officers based on recommendations of the Chairman and CEO.

        10.    Communications with Stakeholders.    The Chairman and CEO is responsible for establishing effective communications with the Company's stakeholder groups, i.e., shareholders, customers, company employees, communities, suppliers, creditors and governmental agencies. It is the policy of the Company that management speaks for the Company. This policy does not preclude outside directors from meeting with shareholders, but it is highly recommended that any such meetings be conducted only with management present.

Functioning of the Board

        1.    Board Agendas and Attendance.    The Chairman of the Board and CEO sets the agenda for Board meetings with the understanding that certain items pertinent to the advisory and monitoring functions of the Board be brought to it periodically by the Chairman and CEO for review and/or decision. For example, the Board reviews the annual operating plan and strategic plan and monitors management's performance against the plans. Any member of the Board may request that an item be included on the agenda. Board members are expected to make every effort to attend all meetings of the Board and committees on which the director serves.

        2.    Board Materials.    Board and committee materials related to agenda items are provided to Board members sufficiently in advance of meetings where necessary to allow the directors to prepare for discussion of the items at the meeting. Directors also routinely receive monthly financial reports, press releases, analyst reports and other information designed to keep them informed of the material aspects of the Company's business performance and prospects.

        3.    Access to Management and Advisors.    Members of executive management recommended by the Chairman and CEO attend Board meetings or portions thereof for the purpose of participating in discussions. Generally, presentations of matters to be considered by the Board are made by the executive responsible for that area of the Company's operations. In addition, Board members have free access to all other members of management of the Company. The Board and its committees also have access to the Company's outside counsel and auditors and may retain outside advisers with respect to issues relating to their activities.

        4.    Executive Sessions.    Executive sessions of outside directors without management present are held after most meetings of the Board and key committees to discuss whatever topics are deemed appropriate. Additional executive sessions of outside directors may be held from time to time as required. Executive sessions are held from time to time with the Chairman and CEO without other management present for general discussion of relevant subjects.

Functioning of Committees

        1.    Independent Committees.    The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee consist of only independent directors as defined by New York Stock Exchange rules.

        2.    Meeting Agendas and Materials.    The frequency, length, and agenda of meetings of each of the committees are determined in consultation with the chair of the committee. The Secretary and other appropriate members of management prepare draft agendas and related background information for each committee meeting which, to the extent desired by the relevant committee chair, will be reviewed and approved by such chair in advance of distribution to the other committee members. Sufficient time to consider agenda items is provided at meetings. Materials related to agenda items are provided to the committee members sufficiently in advance of the meeting where necessary to allow the members to prepare for discussion of the items at the meeting.

        3.    Responsibilities.    The Board determines the responsibilities of each of the committees from time to time. These responsibilities are reflected in the respective charters of each of the committees. The Corporate Governance and Nominating Committee will periodically review the responsibilities of committees and when appropriate recommend changes to the Board.

Periodic Review

        These principles are reviewed annually by the Corporate Governance and Nominating Committee and the Board. Any changes to the Corporate Governance Principles are approved by the Board.

Appendix C

PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
AMERICAN MEDICAL SECURITY GROUP, INC.

        The following Amended and Restated Articles of Incorporation reflect all amendments to the existing Restated Articles of Incorporation proposed for approval of the shareholders at the 2003 Annual Meeting of Shareholders. The Board of Directors also intends to restate the Restated Articles of Incorporation to reflect all amendments adopted by shareholders or the Board of Directors (without shareholder action) since the last restatement in 1999. If all the amendments to the Restated Articles of Incorporation proposed for approval by the shareholders at the Meeting are approved, the Amended and Restated Articles of Incorporation below would constitute the Company's new Amended and Restated Articles of Incorporation after restatement by the Board of Directors and filing with the Wisconsin Department of Financial Institutions.

        (Material to be deleted from the existing Restated Articles of Incorporation is shown as ~~struck through~~, and material to be added is shown as underlined. The footnotes will not be part of the new Amended and Restated Articles of Incorporation.)

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
AMERICAN MEDICAL SECURITY GROUP, INC.

        The following Amended and Restated Articles of Incorporation, duly adopted pursuant to the authority and provisions of Chapter 180 of the Wisconsin Statutes, supersede and take the place of the existing Articles of Incorporation and all amendments thereto:

ARTICLE I—NAME

        The name of the corporation shall be AMERICAN MEDICAL SECURITY GROUP, INC.

ARTICLE II—PURPOSES

        The purposes of this Corporation are to engage in any lawful activity within the purposes for which corporations may be organized under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes.

ARTICLE III—CAPITAL STOCK

        a.    The aggregate number of authorized shares of Common Stock of the Corporation shall be Fifty Million (50,000,000) shares, ~~designed~~ designated as "Common Stock", and having no par value per share. (See Footnote 1)

        b.    The aggregate number of authorized shares of Preferred Stock of the Corporation shall be Five Hundred Thousand (500,000) shares, designated1 as "Preferred Stock", and having no par value per share. Authority is hereby vested in the Board of Directors from time to time to issue the Preferred Stock as Preferred Stock in one or more series of any number of shares and, in connection with the creation of each such series, to fix, by resolution providing for the issue of shares thereof, the voting rights, if any; the designations, preferences,

1
These changes would correct a typographical error in the Company's Restated Articles of Incorporation.

limitations and relative rights of such series in respect to the rate of dividend, the price, the terms and conditions of redemption; the amounts payable upon such series in the event of voluntary or involuntary liquidation; sinking fund provisions for the redemption or purchase of such series of shares; and, if the shares of any series are issued with the privilege of conversion, the terms and conditions on which such series of shares may be converted. In addition to the foregoing, to the full extent now or hereafter permitted by Wisconsin law, in connection with each issue thereof, the Board of Directors may at its discretion assign to any series of the Preferred Stock such other terms, conditions, restrictions, limitations, rights and privileges as it may deem appropriate. The aggregate number of preferred shares issued and not canceled of any and all preferred series shall not exceed the total number of shares of Preferred Stock hereinabove authorized. Each series of Preferred Stock shall be distinctively designated by letter or descriptive words or both.

        ~~Pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation and in accordance with the provisions of the Restated and Amended Articles of Incorporation, as amended as of July 31, 1991, the Board of Directors hereby designates 25,000 shares of the Corporation's authorized and unissued Preferred Stock, no par value per share, as Series A Adjustable Rate Nonconvertible Preferred Stock, $1,000 stated value per share, which shall have the following powers, designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions:~~

        ~~Section 1.    Designation and Amount.    The shares of such series shall be designated as the "Series A Adjustable Rate Nonconvertible Preferred Stock" and the number of shares constituting such series shall be Twenty Five Thousand (25,000), which number, subject to the Restated and Amended Articles of Incorporation, may be increased or decreased by the Board of Directors without a vote of the shareholders; provided, however, such number may not be decreased below the number of the then currently outstanding shares of Series A Adjustable Rate Nonconvertible Preferred Stock plus the number of shares that may be reserved for issuance upon the exercise of any options, warrants, or rights or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Adjustable Rate Nonconvertible Preferred Stock. Upon the issuance of any shares of Series A Adjustable Rate Nonconvertible Preferred Stock, an amount equal to the aggregate stated value of the shares so issued will be assigned to the capital of the Corporation representing such shares.~~

        ~~Section 2.    Fractional Shares.    The Corporation may issue fractions and certificates representing fractions of a share of Series A Adjustable Rate Nonconvertible Preferred Stock in integral multiples of one one-thousandth (1/1000) of a share of Series A Adjustable Rate Nonconvertible Preferred Stock. In the event that fractional shares of Series A Adjustable Rate Nonconvertible Preferred Stock are issued, the holders thereof shall have all the rights provided herein for holders of full shares of Series A Adjustable Rate Nonconvertible Preferred Stock in the proportion which such fraction bears to a full share.~~

        ~~Section 3.    Voting Rights.    Except as required by law, holders of shares of Series A Adjustable Rate Nonconvertible Preferred Stock shall have no right to vote.~~

        ~~Section 4.    Conversion or Exchange.    The holders of shares of Series A Adjustable Rate Nonconvertible Preferred Stock shall not have any right to convert such shares into or exchange such shares for shares of any other class or classes or any other series of any class or classes of capital stock of the Corporation.~~

        ~~Section 5.    Dividends.~~

          ~~A.    When and as declared by the Board of Directors, the Corporation shall pay, out of any funds legally available for the payment of dividends, cumulative cash dividends to the holders of the shares of Series A Adjustable Rate Nonconvertible Preferred Stock from the date of issuance as provided in this paragraph. The dividend rate on the shares of Series A Adjustable Rate Nonconvertible Preferred Stock shall be fixed on a yearly basis ("Yearly Dividend Period") and shall be payable quarterly, out of any funds legally available for the payment of dividends, in cash on March 31, June 30, September 30 and December 31 in each year ("Quarterly Dividend Period"). The dividend rate for each Yearly Dividend Period, payable each Quarterly Dividend Period in that year, shall be at a rate per annum equal to the Applicable Rate (as~~

  ~~defined in Section 5(B)). Such dividends shall be cumulative from the date of original issuance of such shares of Series A Adjustable Rate Nonconvertible Preferred Stock and shall be payable out of funds legally available therefor, when and as declared by the Board of Directors in March, June, September and December of each year. Such dividends will accrue whether or not they have been declared and whether or not there are funds of the Corporation legally available for the payment of dividends. Each of such dividends shall be paid to the holders of record of shares of Series A Adjustable Rate Nonconvertible Preferred Stock as they appear on the stock register of the Corporation on such record date as shall be fixed by the Board of Directors or a committee of the Board of Directors duly authorized to fix such date. Dividends on account of arrears (accrued but not declared) for any past Quarterly Dividend Period may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date as may be fixed by the Board of Directors or a committee of the Board of Directors duly authorized to fix such date. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the shares of Series A Adjustable Rate Nonconvertible Preferred Stock, such payment shall be distributed ratably among the holders of Series A Adjustable Rate Nonconvertible Preferred Stock based upon the aggregate accrued but unpaid dividends on the shares held by each such holder.~~

          ~~B.    The "Applicable Rate" for any Yearly Dividend Period shall be the Treasury Bill Rate plus 150 basis points. The "Treasury Bill Rate" for each Yearly Dividend Period shall be the weekly per annum market discount rate for one-year U.S. Treasury bills, as published weekly by the Federal Reserve Board, during the last full week in the month of September in the year prior to the Yearly Dividend Period for which the Applicable Rate is being determined. In the event the Federal Reserve Board does not publish such a weekly per annum market discount rate for one-year U.S. Treasury bills during the last full week in the month of September in the year prior to the Yearly Dividend Period for which the Applicable Rate is being determined, then the Applicable Rate shall mean the weekly per annum market discount rate for one-year U.S. Treasury bills as published weekly by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation, during the last full week in the month of September in the year prior to the Yearly Dividend Period for which the Applicable Rate is being determined. In the event the Corporation determines in good faith that for any reason no such U.S. Treasury bill rates are published as provided above during the last full week in the month of September in the year prior to the Yearly Dividend Period for which the Applicable Rate is being determined, then the Applicable Rate shall be the average weekly per annum market discount rate for one-year U.S. Treasury bills, as quoted to the Corporation by a recognized U.S. Government securities dealer selected by the Corporation. Anything herein to the contrary notwithstanding, the Applicable Rate for any Yearly Dividend Period shall in no event be less than 7.00% or greater than 10.00% per annum.~~

          ~~C.    The Applicable Rate shall be rounded to the nearest one thousandth (1/1000) of a percentage point.~~

          ~~D.    Dividends payable on the Series A Adjustable Rate Nonconvertible Preferred Stock for each full Quarterly Dividend Period shall be computed by annualizing the Applicable Rate and dividing by four and multiplying the quotient so obtained by the stated value per share of the Series A Adjustable Rate Nonconvertible Preferred Stock. Dividends payable on the Series A Adjustable Rate Nonconvertible Preferred Stock for any period less than a full Quarterly Dividend Period shall be computed on the basis of a 360-day year of 30-day months and the actual number of days elapsed in the period for which dividends are payable.~~

          ~~E.    Holders of shares of Series A Adjustable Rate Nonconvertible Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends on the Series A Adjustable Rate Nonconvertible Preferred Stock as provided in this Section 5. Accrued but unpaid dividends shall not bear interest, and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Adjustable Rate Nonconvertible Preferred Stock which may be in arrears.~~

          ~~F.    Anything herein to the contrary notwithstanding, dividends may be declared and paid~~

  ~~upon any of the equity securities of the Corporation even if all accrued dividends on the Series A Adjustable Rate Nonconvertible Preferred Stock have not yet been declared and/or paid in full.~~

        ~~Section 6.    Liquidation.    Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Adjustable Rate Nonconvertible Preferred Stock will be entitled to be paid, whether from capital or surplus, before any distribution or payment is made upon the then outstanding shares of Common Stock or any other class of stock of the Corporation ranking junior to the Series A Adjustable Rate Nonconvertible Preferred Stock upon liquidation, an amount in cash equal to the stated value of, together with all accrued but unpaid dividends on, the Series A Adjustable Rate Nonconvertible Preferred Stock (the "Liquidation Price"). To the extent any accrued dividends have not been paid by the Corporation as of the date the Corporation pays to the holders of the shares of Series A Adjustable Rate Nonconvertible Preferred Stock the Liquidation Price hereunder, and to the extent the Corporation has at that time funds legally available for the payment of dividends, the Board of Directors shall, prior to the payment of the Liquidation Price, declare and cause such dividends to be paid. If upon any such liquidation, dissolution, or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the shares of Series A Adjustable Rate Nonconvertible Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Price of the shares of Series A Adjustable Rate Nonconvertible Preferred Stock held by each such holder. Upon receipt of the aggregate Liquidation Price for each share of Series A Adjustable Rate Nonconvertible Preferred Stock, holders of shares of Series A Adjustable Rate Nonconvertible Preferred Stock shall have no further rights to participate in any liquidation, dissolution or winding up of the Corporation.~~

        ~~Section 7.    Ranking of Classes of Stock.    The Series A Adjustable Rate Nonconvertible Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets in liquidation, unless the terms of any such series shall provide otherwise. Nothing contained herein shall be deemed to restrict the ability of the Corporation to create and issue additional classes or series of its Preferred Stock or other capital stock ranking senior or junior to, or on a parity with, the Series A Adjustable Rate Nonconvertible Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, or both. Specifically, any stock of any class or classes of the Corporation shall be deemed to rank:~~

                ~~i.  prior to the shares of Series A Adjustable Rate Nonconvertible Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference of or in priority to the holders of shares of Series A Adjustable Rate Nonconvertible Preferred Stock;~~

              ~~ii.  on a parity with shares of Series A Adjustable Rate Nonconvertible Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment rates or redemption or liquidation prices per share or sinking fund provisions, if any, are different from those of the Series A Adjustable Rate Nonconvertible Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of Series A Adjustable Rate Nonconvertible Preferred Stock; and~~

              ~~iii.  junior to shares of Series A Adjustable Rate Nonconvertible Preferred Stock, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of Series A Adjustable Rate Nonconvertible Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference of or priority to the holders of shares of such class or classes.~~

        ~~Section 8.    Redemption of Shares.~~

          ~~A.    The shares of Series A Adjustable Rate Nonconvertible Preferred Stock shall be subject to the following redemption rights:~~

                ~~i.  At any time or from time to time following issuance, the Corporation, at its option, may redeem shares of Series A Adjustable Rate Nonconvertible Preferred Stock in whole or in part. The redemption price per share in such event shall be paid in cash and shall be equal to the greater of the following: (aa) $1,000, plus in each case an amount equal to accrued (whether or not declared) and unpaid dividends to the redemption date (out of funds legally available therefor); or (bb) the fair market value per share as of the end of the quarter preceding the quarter during which the redemption is to occur, as determined in good faith by the Board of Directors in accordance with a written appraisal which is prepared by an independent appraiser selected by the Board and which meets the requirements of applicable law. Upon the date of notice to the holder of shares of Series A Adjustable Rate Nonconvertible Preferred Stock of the Corporation's election to redeem shares, notwithstanding that any certificates for such shares have not been surrendered for cancellation, the shares of Series A Adjustable Rate Nonconvertible Preferred Stock represented thereby shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease to accrue from and after the date of notice and all rights of the holder of shares so redeemed shall cease and terminate, excepting only the right to receive the redemption price therefor; and~~

              ~~ii.  The Corporation shall redeem shares of Series A Adjustable Rate Nonconvertible Preferred Stock which are beneficially owned by any of its employees, or employees of any of the Corporation's Affiliates, pursuant to the Corporation's or any of its Affiliates' employees pre-tax savings plans (the "401(k) Plans"), immediately prior to any distribution or withdrawal of shares of Series A Adjustable Rate Nonconvertible Preferred Stock from any of the 401(k) Plans for any reason. For purposes of this Section 8, an "Affiliate" of the Corporation means a "person" that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation, and a "person" means an individual, a corporation, a partnership, an associate, a joint-stock company, a business trust or an unincorporated organization. The redemption price per share in such event shall be paid in cash and shall be equal to the greater of the following: (aa) $1,000, plus in each case an amount equal to accrued (whether or not declared) and unpaid dividends to the redemption date (out of funds legally available therefor); or (bb) the fair market value per share as of the end of the quarter preceding the quarter during which the redemption is to occur, as determined in good faith by the Board of Directors in accordance with a written appraisal which is prepared by an independent appraiser selected by the Board and which meets the requirements of applicable law. Upon such attempted withdrawal, notwithstanding that any certificates for such shares have not been surrendered for cancellation, the shares of Series A Adjustable Rate Nonconvertible Preferred Stock represented thereby shall no longer be deemed outstanding, the rights to receive dividends thereon shall cease to accrue from and after the date of attempted withdrawal and all rights of the employee as a holder shall cease and terminate, excepting only the right to receive the redemption price therefor. In the event the Corporation is unable to redeem all such shares of Series A Adjustable Rate Nonconvertible Preferred Stock upon the occurrence of such an attempted withdrawal, the obligation of the Corporation to so redeem pursuant to this subparagraph (ii) shall continue and funds legally available therefor shall be applied for such purpose until such obligation is discharged.~~

          ~~B.    Anything herein to the contrary notwithstanding, in accordance with Section 180.0640 of the Wisconsin Business Corporation Law, the Corporation may not redeem shares of Series A Adjustable Rate Nonconvertible Preferred Stock pursuant to Section 8(A) (i) or (ii) if, after giving effect to the redemption, either of the following would occur:~~

                ~~i.  The Corporation would not be able to pay its debts as they become due in the usual course of business; or~~

              ~~ii.  The Corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Corporation were to be dissolved at the time of the redemption, to satisfy the preferential rights upon dissolution to shareholders whose preferential rights are superior to those of the holders of the Series A Adjustable Rate Nonconvertible Preferred Stock.~~

        ~~Section 9.    Reacquired Shares.    Any shares of Series A Adjustable Rate Nonconvertible Preferred Stock redeemed or otherwise acquired by the Corporation in any manner whatsoever shall be retained and canceled promptly after the redemption or acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock which may be created by resolutions of the Board of Directors.~~

        ~~Section 10.    No Sinking Fund.    The shares of Series A Adjustable Rate Nonconvertible Preferred Stock are not subject or entitled to the operation of a retirement or sinking fund.~~ (See Footnote 2.)

        Designation of Series B Junior Cumulative Preferred Stock effected by Articles of Amendment filed August 14, 2001

        Pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Restated Articles of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, no par value per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

        "Series B Junior Cumulative Preferred Stock:

        Section 1.    Designation and Amount.    The shares of such series shall be designated as "Series B Junior Cumulative Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting the Series B Preferred Stock shall be Ten Thousand (10,000).

        Section 2.    Dividends and Distributions.

          A.    Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of Common Stock, no par value per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available for the purpose, cumulative dividends payable in cash quarterly on the first days of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time after August 9, 2001 (the "Rights Declaration Date") declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of

2
This change reflects the removal of the Series A Adjustable Rate Nonconvertible Preferred Stock, no shares of which are issued or outstanding or intended to be issued.

  Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          B.    The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph A of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          C.    Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

        Section 3.    Voting Rights.    The holders of shares of Series B Preferred Stock shall have the following voting rights:

          A.    Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the Shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          B.    Except as otherwise provided herein, in any other amendment creating a series of Preferred Stock or any similar stock, or by law or by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

          C.    Except as set forth herein or as otherwise provided by law, the holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        Section 4.    Certain Restrictions.

          A.    Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

              (i)  declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

            (ii)  declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

            (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

            (iv)  redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          B.    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph A of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5.    Reacquired Shares.    Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Articles of Incorporation, or in any other amendment creating a series of Preferred Stock or any similar stock or as otherwise required by law.

        Section 6.    Liquidation, Dissolution or Winding Up.    Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 7.    Consolidation, Merger, etc.    In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date declare any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 8.    Redemption.    The shares of Series B Preferred Stock shall not be redeemable.

        Section 9.    Rank.    The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Corporation's Preferred Stock, unless the terms of any such series shall provide otherwise.

        Section 10.    Amendment.    At any time when any shares of Series B Preferred Stock are outstanding, the Restated Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting together as a single class.

        Section 11.    Fractional Shares.    Series B Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock."

ARTICLE IV—REGISTERED OFFICE AND REGISTERED AGENT

        The registered office is 3100 AMS Boulevard, Green Bay, Wisconsin, 54313, and the registered agent at such address is Timothy J. Moore.

ARTICLE V—BOARD OF DIRECTORS

        a.    The number of directors of the Corporation shall be as is provided in the bylaws, provided that such number shall be no less than eight (8) and no more than twelve (12), as determined by the Board of Directors. The general powers, number, classification, and requirements for nomination of directors shall be as set forth in Articles II and III of the bylaws of the Corporation (and as such sections shall exist from time to time). The Board of Directors of the Corporation shall be divided into three (3) classes~~, of not less than three (3) nor more than five (5) directors each.~~ as nearly equal in number as possible, as determined by the Board of Directors. The term of office of the first class of directors shall expire at the first annual meeting after their initial election under the provisions of this Article V, the term of office of the second class shall expire at the second annual meeting after their initial election under the provisions of this Article V, and the term of office of the third class shall expire at the third annual meeting after their initial election under the provisions of this Article V. At each annual meeting after the initial classification of the Board of Directors under this Article V, the class of Directors whose term expires at the time of such election shall be elected to hold office until the third succeeding annual meeting. (See Footnote 3.)

        b.    A director may be removed from office only by affirmative vote of at least 80% of the outstanding shares entitled to vote for the election of such director, taken at an annual meeting or a special meeting of shareholders called for that purpose, and any vacancy so created may be filled by the affirmative vote of at least 80% of such shares.

        c.    Notwithstanding any other provision of these Amended and Restated Articles of Incorporation (and notwithstanding the fact that a lesser affirmative vote may be specified by law), the affirmative vote of shareholders possessing at least ~~75%~~ 66 2/3% of the voting power of the then outstanding shares of all classes of stock of the Corporation generally possessing voting rights in elections of directors, considered for this purpose as one class, shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with, the provisions of this Article V. (See Footnote 4.)

        d.    Notwithstanding the foregoing and provisions in the bylaws of the Corporation, whenever the holders of any one or more series of Preferred Stock issued by the Corporation pursuant to Article III hereof have the right, voting separately as a class or by series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the series of Preferred Stock applicable thereto, and such directors so elected shall not be divided into classes unless expressly provided by the terms of the applicable series.

ARTICLE VI—AMENDMENTS

        These articles may be amended in the manner provided by law at the time of adoption of the amendment.

3
All of the changes to Article V(a) reflect the reduction in the size range of the Board of Directors.

4
This change reflects the reduction in the in the requisite shareholder vote to approve future amendments to the provisions of Article V of the Amended and Restated Articles of Incorporation.

Appendix D

Executive Annual Incentive Plan

American Medical Security Group, Inc.
February 1999
(as amended February 19, 2003)1

1
(Material to be deleted from the existing Executive Annual Incentive Plan is shown as ~~struck through~~, and material to be added is shown as underlined.

American Medical Security Group, Inc. Executive Annual Incentive Plan

Article 1.    Purposes and Effective Date

        The purpose of the Executive Annual Incentive Plan is to encourage superior performance by executives of American Medical Security Group, Inc. and its subsidiaries (collectively, the "Company") through the payment of annual cash incentive awards. This Plan is also intended to exempt annual incentive payments to Covered Employees (as defined in Article 2, below) as performance-based compensation from the $1 million cap on deductible pay, as set forth in Section 162(m) of the Internal Revenue Code and the Plan shall be construed and administered accordingly.

        This Plan is effective as of January 1, 1999.

Article 2.    Definitions

2.1
The following items shall have the meanings set forth below, if capitalized.

(a)
"Board" shall mean the Board of Directors of the Company.

(b)
"CEO" means the Chief Executive Officer of the Company.

(c)
"Committee" means the Compensation Committee of the Board of Directors of American Medical Security Group, Inc.

(d)
"Covered Employee" means a Participant designated prior to the grant of an award by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which such award is taxable to the Participant.

(e)
"Eligible Employee" shall mean key employees of the Company who, in the opinion of the Committee, are or give promise of becoming of exceptional importance to the Company and of making substantial contributions to the success, growth, and profit of the Company.

(f)
"Participant" means an employee deemed to be an Eligible Employee for a Plan Year.

(g)
"Plan" means the American Medical Security Group, Inc. Executive Annual Incentive Plan as it may be amended from time to time.

(h)
"Plan Year" means the calendar year.

(i)
"Retirement" means early, normal or postponed retirement as defined under the retirement policy of the Company.

Article 3.    Designation of Participants

3.1
Awards may be made only to Eligible Employees.

3.2
No member of the Committee, and no member of the Board of Directors of the Company who is not also a regular salaried employee of the Company, shall be eligible to participate in the Plan.

3.3
The Committee may, but need not, consider for prorated or full incentive awards Participants who have ceased employment because of death, disability, or Retirement prior to the date the Committee determines incentive awards under the Plan. Participants who terminate employment (or give notice of intent to terminate employment) for reasons other than death, disability, or Retirement prior to the date the Committee determines the incentive awards under the Plan will not be eligible to be considered for an incentive award, unless the Committee determines in its sole discretion that, because of special circumstances, the Participant shall be eligible to be considered.

3.4
Participation in the Plan shall not entitle any Eligible Employee to an award under the Plan. All awards shall be made in the sole discretion of the Committee.

Article 4.    Determination of Performance Goals

4.1
The terms and conditions of any award that is intended to provide performance-based compensation to a Covered Employee shall include the requirement that such award shall be payable only on account of the attainment of one or more preestablished performance goals determined by the Committee. The agreement covering such award shall specify the performance goals to which payment under the award is subject and shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if the goal is obtained. In addition, before the payment of any such award, the Committee shall certify that the performance goals and any other material terms of the award have in fact been satisfied.

4.2
For purposes of the foregoing, the Committee shall specify the performance goals and certify the attainment of such goals with respect to performance-related awards in accordance with Internal Revenue Code Section 162(m) and related rules and regulations followed by the Internal Revenue Service. Except as otherwise permitted or required by such authorities, the performance goals applicable to each award subject to this paragraph shall be determined by the Committee in a manner such that any compensation of a Participant under the award is paid pursuant to a preestablished objective performance formula or standard that precludes discretion and generally allows a third party with knowledge of the relevant performance results to calculate the amount to be paid to the Participant.

4.3
In general, the reservation of a right to reduce or eliminate the compensation or other economic benefit that was due on attainment of the performance goal shall not be considered to be impermissible discretion under Section 162(m) of the Internal Revenue Code, nor shall the choice to pay upon the attainment of either of two objective preestablished performance goals. The Committee reserves such right and the ability to make such choice. A performance-based compensation award applicable to a Covered Employee may be based on the attainment of goals relating to one or more of the following business criteria, measured on an absolute basis or in terms of growth or reduction: net income (pre-tax or after-tax and with adjustments as stipulated)~~,~~; earnings per share~~, return on equity~~; return measures (including, but not limited to, return on assets, ~~return on~~ equity, capital, investment or tangible book value~~,~~); operating income~~,~~; earnings before interest, taxes, depreciation and amortization~~(EBITDA),~~; loss ratio~~,~~; expense ratio~~, increase in~~; stock price~~,~~; total shareholder return~~,~~; economic value added~~,~~; ~~and~~ operating cash flow; gross or specified levels of revenue; and increased sales (which may be based upon the number of memberships or issued lives or other sales measures). With respect to Participants who are not Covered Employees, the Committee may establish other subjective or objective performance goals, including individual goals, which it deems appropriate.

Article 5.    Determination of Awards for Eligible Employees

5.1
The CEO shall recommend to the Committee target award levels for each Eligible Employee who is a Participant as soon as practicable after the beginning of the Plan Year.

5.2
After the end of the Plan Year, each Participant's performance shall be assessed by the Committee pursuant to the applicable preestablished performance goals for such Plan Year.

5.3
The designation of annual award recipients and the amount of individual awards shall be determined by the Committee pursuant to the applicable preestablished performance goals and such other rules as the Committee may establish. However, in no event may any Participant's annual incentive award exceed $3,000,000.

Article 6.    Payment and Deferral

6.1
Incentive awards granted by the Committee, less applicable withholding taxes, shall be paid in cash as soon as reasonably possible after being awarded.

6.2
The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash that would otherwise be due to such Participant. If any such deferral election is required or permitted, the Committee shall, in is sole discretion, establish rules and procedures for such payment deferrals.

Article 7.    Other Provisions

7.1
The Board of Directors of American Medical Security Group, Inc. reserves the right to modify, suspend or terminate this Plan at any time.

7.2
The Committee shall have the power to construe and interpret the Plan and to establish rules not inconsistent with the provisions of the Plan. Any decision arising out of or in connection with the construction, interpretation and administration of the Plan shall lie within the Committee's absolute discretion and shall be binding on all parties.

7.3
The designation of an employee as a Participant or the grant of an award to an employee shall not give such employee any right to be retained in the employ of the Company and the ability of the Company to dismiss or discharge the employee is specifically reserved.

7.4
No Participant shall have the right to alienate, assign, encumber, hypothecate or pledge his or her interest in any award under the Plan, voluntarily or involuntarily, prior to payment and any attempt to dispose of any such interest shall be void. Notwithstanding the preceding sentence, the Company shall have the right to offset from an unpaid or deferred award any amounts due and owing from the Participant to the extent permitted by law. The Company shall not be required to segregate physically any cash or to establish any separate account or accounts to fund any awards made or to be made under the Plan.

7.5
This document is a complete statement of the Plan and as of the effective date supersedes all prior plans, proposals, representations, promises and inducements, written or oral, relating to its subject matter. The Company shall not be bound by or liable to any person for any representation, promise or inducement made by any person which is not embodied in this document or in any authorized written amendment to the Plan

7.6
The Plan shall be construed and enforced in accordance with Wisconsin law without regard to principles of conflicts of law.

PRELIMINARY COPY

AMERICAN MEDICAL SECURITY GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS
May 21, 2003

This proxy is solicited on behalf of the Board of Directors

        The undersigned appoints Samuel V. Miller, Thomas G. Zielinski and Timothy J. Moore, and each of them, as Proxies, with full power to appoint his substitute, and authorizes each of them to represent and vote as specified on this card with respect to the matters set forth in the accompanying Proxy Statement, and in the discretion of the above-named Proxies upon all other matters that may properly come before the Annual Meeting of Shareholders of American Medical Security Group, Inc. (the "Company") to be held on Wednesday, May 21, 2003, or any adjournment or postponement thereof (the "Meeting"), all the shares of Common Stock of the Company that the undersigned would be entitled to vote, with like effect as if the undersigned were personally present and voting, all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

This proxy when properly executed will be voted in the manner specified herein by the undersigned shareholder. If no specification is made, this proxy will be voted for Proposals 1 through 5.

IMPORTANT—PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY
RETURN IT IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.
(continued on reverse side).

AMERICAN MEDICAL SECURITY GROUP, INC. 2003 ANNUAL MEETING
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors unanimously recommends a vote FOR Items 1-5.

1.	Election of directors:	Nominees:	W. Francis Brennan H.T. Richard Schreyer Frank L. Skillern	For All ☐	Withhold All ☐	For All Except* ☐
* To withhold authority to vote for any individual nominee, write the nominee's name in the space provided and fill in the "For All Except" oval.
2.	Amendment of the Restated Articles of Incorporation to reduce the shareholder vote required to amend certain provisions of the Restated Articles of Incorporation:			For ☐	Against ☐	Abstain ☐
3.	Amendment of the Restated Articles of Incorporation to reduce the range of board size:			For ☐	Against ☐	Abstain ☐
4.	Amendment of the Restated Articles of Incorporation to eliminate the designation of Series A Preferred Stock:			For ☐	Against ☐	Abstain ☐
5.	Reapproval and Amendment of Executive Annual Incentive Plan:			For ☐	Against ☐	Abstain ☐

Dated:            , 2003

Signature(s)

Note: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS PROXY
PROMPTLY IN THE ENCLOSED, POSTAGE PRE-PAID ENVELOPE.

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INFORMATION CONCERNING SOLICITATION AND VOTING
QUESTIONS AND ANSWERS ABOUT THE MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL 2 AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION TO REDUCE SHAREHOLDER VOTING REQUIREMENTS FOR CERTAIN ACTIONS
PROPOSAL 3 AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION TO REDUCE RANGE OF BOARD SIZE
PROPOSAL 4 AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO ELIMINATE THE DESIGNATION OF SERIES A PREFERRED STOCK
PROPOSAL 5 RE-APPROVAL AND AMENDMENT OF THE COMPANY'S EXECUTIVE ANNUAL INCENTIVE PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
AUDITORS AND PRINCIPAL ACCOUNTING FIRM FEES
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
SHAREHOLDER PROPOSALS
  Appendix A
  Appendix B
  Appendix C
  Appendix D